SUBSCRIPTION AND PURCHASE AGREEMENT


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                                                 TABLE OF CONTENTS
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I.           The Subscription, Sale and Purchase..................................................................2
             1.01         Subscription, Sale and Purchase.........................................................2
             1.02         Delivery of Units, Shares, Interests, WFA Interest, Other Units
                          and Purchase Price......................................................................3

II.          Purchase Price and Adjustments.......................................................................4
             2.01         Intentionally Omitted...................................................................4
             2.02         Purchase Price Adjustment...............................................................4

III.         Closings.............................................................................................5
             3.01         The Closing, the HUD Closings and the Subsequent Closings...............................5
             3.02         Transactions at the Closing, the HUD Closings and the
                          Subsequent Closings.....................................................................6

IV.          Representations and Warranties of Sellers...........................................................10
             4.01         Relationship of Sellers and their Affiliates...........................................10
             4.02         Organization Charts....................................................................12
             4.03         Organization and Qualification.........................................................12
             4.04         Authority..............................................................................13
             4.05         Capitalization; Partnership Interests; Substitution of Partners........................14
             4.06         Business Conducted.....................................................................16
             4.07         Financial Condition....................................................................16
             4.08         Liabilities............................................................................17
             4.09         Insurance..............................................................................17
             4.10         Material Events and Changes............................................................18
             4.11         No Conflicts or Defaults; No Violations................................................19
             4.12         Consents...............................................................................19
             4.13         Debt...................................................................................20
             4.14         Taxes..................................................................................21
             4.15         Material Agreements; Management Agreements.............................................23
             4.16         Employees..............................................................................24
             4.17         Environmental Matters..................................................................24
             4.18         Investment Company.....................................................................27
             4.19         [Omitted]..............................................................................27
             4.20         [Omitted]..............................................................................27
             4.21         Litigation and Claims..................................................................27
             4.22         Intellectual Property..................................................................27
             4.23         Questionable Payments..................................................................28
             4.24         [Omitted]..............................................................................28
             4.25         SEC Reports............................................................................28

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             4.26         Transfers of Units in the Subject LPs..................................................29
             4.27         Books and Records; Bank Accounts.......................................................29
             4.28         Fees and Reimbursements................................................................29
             4.29         Completeness of Disclosure.............................................................30
             4.30         Representations Regarding Real Estate..................................................30
             4.31         HUD....................................................................................35
             4.32         Solvency...............................................................................35
             4.33         Absence of Inducement..................................................................36
             4.34         No Knowledge of Breach.................................................................36

V.           Representations and Warranties of Buyers............................................................36
             5.01         Organization...........................................................................36
             5.02         Authority..............................................................................37
             5.03         No Conflicts or Defaults; No Violations................................................37
             5.04         Litigation.............................................................................37
             5.05         Investment Company.....................................................................37
             5.06         Consents...............................................................................37
             5.07         HUD Consents...........................................................................38
             5.08         Completeness of Disclosure.............................................................38
             5.09         Absence of Inducement..................................................................38
             5.10         No Knowledge of Breach.................................................................38

VI.          Additional Agreements...............................................................................39
             6.01         Performance of Covenants...............................................................39
             6.02         General................................................................................39
             6.03         Other Agreements; Conduct of Business..................................................39
             6.04         Hart-Scott-Rodino Filings..............................................................41
             6.05         Consents and Filings...................................................................41
             6.06         Delivery of Financial Statements Required for SEC Filings;
                          Statements of Operations...............................................................41
             6.07         [Omitted]..............................................................................41
             6.08         Confidentiality........................................................................42
             6.09         Public Statements......................................................................42
             6.10         Limited Release........................................................................43
             6.11         Voting by Sellers......................................................................43
             6.12         Access.................................................................................44
             6.13         No Transfers or Encumbrances...........................................................44
             6.14         Notice of Certain Events; SEC Reports..................................................45
             6.15         [Omitted]..............................................................................46
             6.16         Realization of Interests...............................................................46
             6.17         Other Proposals........................................................................46

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             6.18         Partnership Records....................................................................47
             6.19         Preservation of Existence..............................................................47
             6.20         Tax Reporting; Taxes...................................................................48
             6.21         Price Adjustment.......................................................................49

VII.         Covenants of Sellers................................................................................49
             7.01         Ordinary Course........................................................................49
             7.02         Liens..................................................................................49
             7.03         Dissolution............................................................................50
             7.04         New Lines of Business..................................................................51
             7.05         Forgiveness of Debt....................................................................51
             7.06         Affiliate Transactions.................................................................51
             7.07         Assets.................................................................................51
             7.08         Advances, Investments and Loans........................................................52
             7.09         No Contrary Agreements.................................................................52

VIII.        Conditions to Obligations of Buyers.................................................................52
             8.01         Accuracy of Representations and Compliance with Conditions.............................52
             8.02         Sellers' Deliveries....................................................................53
             8.03         Legal Action...........................................................................53
             8.04         No Material Adverse Change.............................................................54
             8.05         Property Events........................................................................54
             8.06         No Governmental Action.................................................................56
             8.07         Operating Result.......................................................................56
             8.08         HUD Approval...........................................................................57
             8.09         Hart-Scott-Rodino Waiting Period.......................................................57
             8.10         Consents...............................................................................57
             8.11         FIRPTA Certificate.....................................................................57
             8.12         Insurance..............................................................................57
             8.13         Absence of Certain Events..............................................................57
             8.14         Prior Closings.........................................................................58
             8.15         [Omitted]..............................................................................58
             8.16         Buyers' Elections......................................................................58
             8.17         Other Closing Documents................................................................58
             8.18         Change in Ownership of Partnerships....................................................58

IX.          Conditions to the Obligations of Sellers............................................................58
             9.01         Accuracy of Representations and Compliance with Conditions.............................58
             9.02         Buyers' Deliveries.....................................................................59
             9.03         Hart-Scott-Rodino Waiting Period.......................................................59
             9.04         Prior Closings.........................................................................59

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             9.05         No Material Adverse Change.............................................................59
             9.06         No Governmental or Legal Action........................................................59
             9.07         Other Closing Documents................................................................60

X.           Indemnification; Contribution.......................................................................60
             10.01        Indemnification by Sellers.............................................................60
             10.02        Indemnification by Buyers..............................................................62
             10.03        Rules Regarding Indemnification........................................................63
             10.04        Limitations on Indemnification.........................................................65
             10.05        Contribution...........................................................................69

XI.          Survival of Representations and Warranties and Covenants............................................69
             11.01        Survival...............................................................................69
             11.02        [Omitted]..............................................................................70

XII.         Termination.........................................................................................70
             12.01        Termination............................................................................70
             12.02        Manner of Exercise.....................................................................74
             12.03        Effect of Termination..................................................................74

XIII.        Liquidated Damages..................................................................................74
             13.01        General................................................................................74
             13.02        Certain Terminations...................................................................75

XIV.         Miscellaneous.......................................................................................75
             14.01        Assignment.............................................................................75
             14.02        Certain Provisions.....................................................................76
             14.03        Brokerage Fees.........................................................................76
             14.04        Further Actions........................................................................76
             14.05        Availability of Equitable Remedies.....................................................76
             14.06        Notices................................................................................76
             14.07        Waiver.................................................................................77
             14.08        Binding Effect.........................................................................77
             14.09        No Third-Party Beneficiaries...........................................................77
             14.10        Severability...........................................................................77
             14.11        Headings...............................................................................78
             14.12        Counterparts; Governing Law............................................................78
             14.13        Attorneys' Fees........................................................................78
             14.14        Waiver of Trial by Jury................................................................78
             14.15        [Omitted]..............................................................................79
             14.16        Construction of Documents..............................................................79


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             14.17        Whole Agreement; Annexes, Exhibits and Schedules;
                          Amendments.............................................................................79
             14.18        Knowledge..............................................................................79
             14.19        Expenses...............................................................................79
             14.20        Definitions............................................................................80

List of Exhibits.................................................................................................91

Annex A      ....................................................................................................92

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                       SUBSCRIPTION AND PURCHASE AGREEMENT



     Subscription and Purchase Agreement, dated as of October __, 1997, among Insignia Financial Group, Inc., a Delaware corporation with offices at One
Insignia Financial Plaza, P.O. Box 1089, Greenville, South Carolina 29602 ("IFG"); and IPT I LLC, a Delaware limited liability company with offices at One Insignia Financial Plaza, P.O. Box 1089, Greenville, South Carolina 29602 ("LLC" and, together with IFG, "Buyers");

                                       and

     Winthrop Financial Associates, A Limited Partnership, a Maryland limited partnership with offices at 5 Cambridge Center, Cambridge, Massachusetts 02142 ("WFA"), First Winthrop Corporation, a Delaware corporation with offices at 5 Cambridge Center, Cambridge, Massachusetts 02142 ("FWC"), the entities identified on Annex A hereto, each a Delaware limited liability company or limited partnership (as indicated on Annex A) with offices at 5 Cambridge Center, Cambridge, Massachusetts 02142 ("Other Sellers" and, together with WFA and FWC,"Sellers");


                                   WITNESSETH:


     WHEREAS, Sellers wish to sell to Buyers, and Buyers wish to subscribe for and purchase from Sellers, (i) all of the units of limited partnership interest in the 13 limited partnerships listed under the caption "Subject LPs" on
Schedule 1.01(a) (the "Subject LPs") owned, directly or indirectly, by Sellers (collectively, the "Units"), (ii) all of the authorized shares of Class B Common Stock, par value $.10 per share, of FWC (the "Shares"), (iii) the assets listed on Schedule 1.01(b) hereto (the "Interests"), (iv) an associate general partner interest in WFA (the "WFA Interest") and (v) units of limited partnership interest in the limited partnerships (the "Other LPs") listed under the caption "Other Units" on Schedule 1.01(c) hereto (the "Other Units"), subject to the terms and conditions set forth herein; and

     WHEREAS, the parties wish to make certain other agreements in connection with such sale and purchase;


     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the covenants, agreements, representations and warranties herein contained, the parties hereto hereby agree as follows:

I.       The Subscription, Sale and Purchase

         Section 1.01      Subscription, Sale and Purchase

                   (a)     At the Closing (defined below):

     (i) Other Sellers listed on Schedule 1.01(a) under the heading "Unit Holder" shall sell to IFG or its designee, and IFG or its designee shall buy, all of the Units listed opposite such Other Sellers' respective names on
Schedule 1.01(a) which are marked "Units Sold at the Closing" for an aggregate purchase price (subject to adjustment as provided in Section 2.02) of $28,196,540, in cash. Such aggregate purchase price shall be allocated (subject to adjustment) among the Units and among the Persons (defined below) selling the Units as set forth on Schedule 1.01(a);

     (ii) FWC shall issue to IFG, and IFG shall acquire, all of the Shares for an aggregate subscription price of $25,500,000, in cash;

     (iii) the Persons listed on Schedule 1.01(b) shall sell to IFG or its designee, and IFG or its designee shall buy, all of the Interests listed opposite such Sellers' respective names on Schedule 1.01(b) which are marked "Interests Sold at the Closing" for an aggregate purchase price of $2,910,000, in cash;

     (iv) WFA shall admit LLC as an associate general partner of WFA and LLC shall contribute to the capital of WFA $3,500,000, in cash;

     (v) the Other Sellers listed on Schedule 1.01(c) shall sell to IFG or its designee, and IFG or its designee shall buy, all of the Other Units listed opposite such Other Sellers' respective names on Schedule 1.01(c) which are marked "Other Units Sold at the Closing" for an aggregate purchase price of $100,000, in cash; and

     (vi) Buyers shall not be required to purchase any of the Units, the Other Units or the Interests or acquire the Shares or the WFA Interest to be transferred hereunder unless all of the Units to be transferred at the Closing, the Other Units, the Shares, the Interests and the WFA Interest are sold to Buyers at the Closing.

      (b) At each HUD Closing (defined below), all documents required to be delivered pursuant to Section 3.02(b) shall be delivered.

     (c) At each Subsequent Closing (defined below):


     (i) Other Sellers listed on Schedule 1.01(a) shall sell to IFG or its designee, and IFG or its designee shall buy, all of the Units listed opposite such Other Sellers' respective names on Schedule 1.01(a) which are marked "Units Sold at [date] Subsequent Closing" as set forth on Schedule 1.01(a) (including the Units of Westbury Investors Limited Partnership (the "HUD Units")) for an aggregate purchase price (subject to adjustment through the Closing Date or, in the case of the HUD Units, the HUD Closing Date, as provided in Section 2.02) of $11,881,950, in cash. Such aggregate purchase price shall be allocated (subject to adjustment) among the Units and among the Persons selling the Units as set forth on Schedule 1.01(a).

     (ii) IFG or its designee shall not be required to purchase any of the Units to be sold hereunder at a Subsequent Closing unless all of the Units to be transferred at such Subsequent Closing are sold to IFG or its designee at such Subsequent Closing.

     Section 1.02 Delivery of Units, Shares, Interests, WFA Interest, Other Units and Purchase Price

                    (a)     At the Closing:

     (i) Each Seller of Units to be sold at the Closing shall deliver to IFG or its designee an Assignment in the form annexed hereto as Exhibit A of such Units duly executed, together with such proof of power and authority of the Person executing such Assignment as shall be requested by Buyers, in each case together with customary documentary proof, in form and substance reasonably satisfactory to Buyers, of IFG's or its designee's admission, effective at the Closing, as a substitute limited partner of each partnership included in the Subject LPs for which Units are acquired at the Closing, in accordance with the provisions of the respective partnership agreements.

     (ii) FWC shall deliver to IFG a stock certificate representing the Shares registered in the name of IFG, in form and substance reasonably satisfactory to Buyers, and WFA shall deliver the Stockholders' Agreement in the form annexed hereto as Exhibit B (the "Stockholders' Agreement") duly executed by all stockholders of FWC.

     (iii) Each Seller of an Interest shall deliver to IFG or its designee at the Closing an Assignment in the form annexed hereto as Exhibit C (or such other form as Buyers may approve) of the Interest to be sold by it hereunder duly executed, together with such proof of power and authority of the Person executing such Assignment as shall be requested by Buyers, in each case together with customary documentary proof, in form and substance reasonably satisfactory to Buyers, of the effective assignment to IFG or its designee of such Interest.

     (iv) WFA shall cause LLC to be admitted as an associate general partner of WFA by causing to be duly executed by all partners of WFA and delivered to LLC at the Closing the Second Amended and Restated Agreement of Limited Partnership of Winthrop Financial Associates, A Limited Partnership, in the form annexed hereto as Exhibit D (the "Winthrop Amendment") and a Certificate of Amendment to the Certificate of Limited Partnership of Winthrop Financial Associates, A Limited Partnership in the form annexed hereto as Exhibit E (the "Amended Certificate").

     (v) Each Seller of Other Units shall deliver to IFG or its designee an Assignment in the form annexed hereto as Exhibit A of such Other Units duly executed, together with such proof of power and authority of the Person executing such Assignment as shall be requested by Buyers, in each case together with customary documentary proof, in form and substance reasonably satisfactory to Buyers, of IFG's or its designee's admission, effective at the Closing, as a substitute limited partner of each partnership included in the Other LPs, in accordance with the provisions of the respective partnership agreements.

     (b) At each HUD Closing, all documents required to be delivered pursuant to
Section 3.02(b) shall be delivered.

     (c) At each Subsequent Closing, each Seller of Units to be sold at such Subsequent Closing shall deliver to IFG or its designee an Assignment in the form annexed hereto as Exhibit A of such Units duly executed, together with such proof of power and authority of the Person executing such Assignment as shall be requested by Buyers, in each case together with customary documentary proof, in form and substance reasonably satisfactory to Buyers, of IFG's or its designee's admission, effective at each Subsequent Closing, as a substitute limited partner of each partnership included in the Subject LPs for which Units are acquired at such Subsequent Closing, in accordance with the provisions of the respective partnership agreements.

     (d) At the Closing and each Subsequent Closing, as the case may be, Buyers shall pay the portion of the purchase price payable to each Seller hereunder, at the Closing or Subsequent Closing, as the case may be, as adjusted as provided in this Agreement, by certified or official bank check payable to such Seller or by wire transfer to such Seller at the account and in accordance with wire instructions delivered to Buyers in writing at least two business days prior to the date of the Closing or Subsequent Closing, as the case may be.

II.      Purchase Price and Adjustments

         Section 2.01      Intentionally Omitted

         Section 2.02      Purchase Price Adjustment

     (a) The aggregate purchase price for the Units payable by Buyers under this
Agreement: (i) shall be reduced dollar for dollar to the extent that any distributions from the Subject LPs are received by Sellers from and after the date hereof and through the Closing Date from or with respect to any of the Units (other than the HUD Units) in the Subject LPs being sold on the Closing Date and on each Subsequent Closing Date, (ii) shall be reduced dollar for dollar to the extent that any distributions from Westbury Investors Limited Partnership are received by any of Sellers from and after the date hereof and through the HUD Closing Date with respect to Westbury Investors Limited Partnership, from and with respect to any of the HUD Units being sold on a Subsequent Closing Date, and (iii) shall be further adjusted as provided in
Section 8.05.

     (b) Any purchase price adjustment shall be made by reducing the amount of cash otherwise payable to each Seller in such proportion as shall be set forth in the draft Adjusted Purchase Price Schedule (defined below) delivered under
Section 2.02(c).

     (c) On or prior to the Closing Date and, with respect to the Units to be sold at a Subsequent Closing, on or prior to such Subsequent Closing Date, Sellers shall prepare and deliver to Buyers a draft Schedule signed by Sellers setting forth the proposed allocation among Sellers of any purchase price adjustments required to be made for the approval of Buyers, which approval shall not be unreasonably withheld. The draft Schedule shall allocate the adjusted purchase price among the Sellers in accordance with this Agreement based on the economic reality causing the adjustment, and shall be accompanied by a worksheet showing the basis for such allocation which shall be certified in such Schedule as true, complete and correct. Upon approval by Buyers (or as modified to include any agreed changes), the Schedule shall become the "Adjusted Purchase Price Schedule" hereunder, and Buyers shall pay the purchase price due hereunder as adjusted on such Adjusted Purchase Price Schedule at the Closing or a Subsequent Closing, as the case may be. All of the parties to this Agreement agree that none of Buyers shall have any liability to any Person, whether or not a party to this Agreement, arising out of or relating to any allocation of purchase price adjustment pursuant to such Adjusted Purchase Price Schedule or for paying, at the instruction of WFA or FWA, the entire purchase price, as adjusted, payable at Closing or any Subsequent Closing to a single bank account, all of which shall be the sole responsibility of Sellers.

III.     Closings

     Section 3.01 The Closing, the HUD Closings and the Subsequent Closings

     The closings of the transactions contemplated by Section 1.01(a) (the "Closing"), by Section 1.01(b) (the "HUD Closings") and by Section 1.01(c) (the "Subsequent Closings") shall take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York, effective as of the close of business, (i) on the second business day next following the satisfaction of the conditions to Closing, in the case of the Closing, or at such other time and place as the parties shall hereafter agree (the "Closing Date"), (ii) on the second business day next following the satisfaction of the conditions to a HUD Closing, in the case of the HUD Closings, or at such other time and place as the parties shall hereafter agree (the "HUD Closing Dates"), and (iii) provided that the conditions  to a  Subsequent  Closing are  satisfied,  on the dates set forth on
Schedule 1.01(a), in the case of the Subsequent Closings, or at such other time and place as the parties shall hereafter agree (the "Subsequent Closing Dates").

     Section 3.02 Transactions at the Closing, the HUD Closings and the Subsequent Closings

     (a) The following transactions shall take place at the Closing, all of which shall be deemed to have occurred simultaneously as of the close of business on the Closing Date and none of which shall be deemed completed unless and until all of them shall have been completed (or waived in writing by the parties entitled to performance):

     (i) Sellers shall deliver to Buyers the following:

     (A) The Assignments of all of the Units and the Other Units being sold on the Closing Date to IFG or its designee hereunder together with the evidence of IFG's or its designee's admission into the respective Subject LPs and Other LPs.

     (B) The stock certificate representing the Shares registered in the name of IFG, in form and substance reasonably satisfactory to Buyers, together with the Stockholders' Agreement duly executed by all stockholders of FWC other than IFG.

     (C) The Assignments of all of the Interests being sold to IFG or its designee hereunder together with the evidence of the effective assignment to IFG or its designee of such Interests.

     (D) The Winthrop Amendment duly executed by all partners of WFA other than LLC and the Amended Certificate duly executed by WFA.

     (E) An opinion of Rosenman & Colin LLP dated the Closing Date in form and substance satisfactory to Buyers.

     (F) Evidence that all applicable waiting periods (and any extensions thereof) relating to any transactions to be completed by any of Sellers under this Agreement under the HSR Act (defined below) have expired or otherwise been terminated.

     (G) Certificates dated the Closing Date from each of Sellers, the Subsidiaries (defined below), and the Partnerships signed by its duly authorized general partners, officers, managers or other legal representatives in form and substance satisfactory to Buyers certifying a list of its (other than the Other Sellers) Organizational Documents (defined below), its valid existence and good standing (in all jurisdictions where the failure to qualify would have a material adverse effect on the financial condition or operations of such Person), incumbency of its officers or others acting in a representative capacity, Sellers' due authorization of the transactions contemplated hereby, accuracy of Sellers' representations and warranties, performance and compliance by Sellers with all of Sellers' covenants and agreements hereunder and satisfaction of the conditions to Buyers' obligations hereunder to be satisfied by any of Sellers and such other matters as Buyers shall reasonably request.

     (H) A certificate from Sellers pursuant to Section 8.04 in form and substance satisfactory to Buyers with respect to the absence of any material adverse change.

     (I) A certificate from Sellers pursuant to Section 7.06 in form and substance satisfactory to Buyers with respect to Affiliate Transactions.

     (J) The limited releases from each of Other Sellers selling Units and Other Units on the Closing Date in the form of Exhibit G, as described in
Section 6.10.

     (K) Evidence in form and substance satisfactory to Buyers of receipt of all consents to be received by Sellers pursuant to Section 6.05.

     (L)  An  Adjusted  Purchase  Price  Schedule,  if  required,   pursuant  to
Section 2.02(c).

     (M) The FIRPTA Certificates described in Section 8.11.

     (N) The Schedule required to be delivered under Section 4.26 with respect to transfers of units of limited partnership interest.

     (O) The Non-Competition Agreement in the form annexed hereto as Exhibit H duly executed by WFA and Apollo Real Estate Management Corp.

     (P) The Guaranty in the form annexed hereto as Exhibit I duly executed by Apollo Real Estate Fund L.P. and Apollo Real Estate Fund II L.P.

     (ii) Buyers shall deliver to Sellers the following:

     (A) The adjusted purchase price for the Shares, the Interests, the WFA Interest, the Units being acquired on the Closing Date and the Other Units as specified in Section 1.02 and Section 2.02.

     (B) An opinion of Proskauer Rose LLP dated the Closing Date in form and substance satisfactory to Sellers.

     (C) Evidence that all applicable waiting periods (and any extensions thereof) relating to any transactions to be completed by Buyers under this Agreement under the HSR Act have expired or otherwise been terminated.

     (D) Certificates from each of Buyers signed by its duly authorized general partners, officers, managers or other legal representatives in form and substance satisfactory to Sellers certifying its Organizational Documents, valid existence and good standing (in all jurisdictions where the failure to qualify would have a material adverse effect on the financial condition or operations of
IFG), incumbency of officers or others acting for such entity in a representative capacity, due authorization of the transactions contemplated hereby, accuracy of Buyers' representations and warranties, performance and compliance by Buyers with all of Buyers' covenants and agreements and satisfaction of the conditions to Sellers' obligations hereunder to be satisfied by Buyers and such other matters as Sellers shall reasonably request.

     (E) The Stockholders' Agreement duly executed by IFG.

     (F) The Winthrop Amendment and the Amended Certificate, each duly executed by LLC.

     (b) The following transactions shall take place at each HUD Closing, all of which shall be deemed to have occurred simultaneously as of the close of business on such HUD Closing Date and none of which shall be deemed completed unless and until all of them shall have been completed (or waived in writing by the parties entitled to performance):

     (i) Sellers shall deliver to Buyers the following:

     (A) An opinion of Rosenman & Colin LLP dated such HUD Closing Date in form and substance satisfactory to Buyers.

     (B) A certificate dated such HUD Closing Date from WFA and each HUD Entity with respect to which such HUD Closing relates signed by its duly authorized general partners, officers, managers or other legal representatives in form and substance satisfactory to Buyers certifying a list of its Organizational Documents, its valid existence and good standing (in all jurisdictions where the failure to qualify would have a material adverse effect on the financial condition or operations of such Person), incumbency of its officers or others acting in a representative capacity, WFA's due authorization of the transactions contemplated hereby, accuracy of WFA's representations and warranties, performance and compliance by WFA with all of WFA's covenants and agreements hereunder and satisfaction of the conditions to Buyers' obligations hereunder to be satisfied by WFA and such other matters as Buyers shall reasonably request.

     (C) A certificate from WFA pursuant to Section 8.04 in form and substance satisfactory to Buyers with respect to the absence of any material adverse change.

     (D) A certificate from WFA pursuant to Sectio 7.06 in form and substance satisfactory to Buyers with respect to Affiliate Transactions.

     (E) The limited releases from each of Other Sellers selling HUD Units on such HUD Closing Date.

     (ii) Buyers shall deliver to Sellers the following:

     (A) An opinion of Proskauer Rose LLP dated such HUD Closing Date in form and substance satisfactory to Sellers.

     (B) A certificate dated such HUD Closing Date from LLC signed by its duly authorized general partners, officers, managers or other legal representatives in form and substance satisfactory to Sellers certifying its Organizational Documents, its valid existence and good standing (in all jurisdictions where the failure to qualify would have a material adverse effect on the financial conditions or operations of IFG), incumbency of its officers or others acting for such entity in a representative capacity, LLC's due authorization of the
transactions   contemplated  hereby,   accuracy  of  LLC's  representations  and
warranties, performance and compliance by LLC with LLC's covenants and agreements and satisfaction of the conditions to Sellers' obligations hereunder to be satisfied by LLC and such other matters as Sellers shall reasonably request.

     (c) The following transactions shall take place at each Subsequent Closing, all of which shall be deemed to have occurred simultaneously as of the close of business on such Subsequent Closing Date and none of which shall be deemed completed unless and until all of them shall have been completed (or waived in writing by the parties entitled to performance):

     (i) Sellers shall deliver to Buyers the following:

     (A) The Assignments of all of the Units being sold at such Subsequent Closing to IFG or its designee hereunder together with the evidence of IFG's or its designee's admission into the respective Subject LPs.

     (B) An opinion of Rosenman & Colin LLP dated such Subsequent Closing Date in form and substance satisfactory to Buyers.

     (C) Certificates dated such Subsequent Closing Date from each Seller of Units to be transferred at such Subsequent Closing signed by its duly authorized general partners, officers, managers or other legal representatives in form and substance satisfactory to Buyers certifying a list of its Organizational Documents, its valid existence and good standing in the jurisdiction of its organization, incumbency of its officers or others acting in a representative capacity, such Sellers' due authorization of the transactions contemplated hereby, accuracy of such Sellers' representations and warranties, performance and compliance by such Sellers with all of such Sellers' covenants and agreements hereunder and satisfaction of the conditions to Buyers' obligations hereunder to be satisfied by any of such Sellers and such other matters as Buyers shall reasonably request.

     (D)  An  Adjusted  Purchase  Price  Schedule,  if  required,   pursuant  to
Section 2.02(c).

     (E) The FIRPTA Certificates described in Section 8.11.

     (F) The Schedule required to be delivered under Section 4.26 with respect to transfers of units of limited partnership.

     (G) The limited releases from each of Other Sellers selling Units on such Subsequent Closing Date.

     (ii) Buyers shall deliver to Sellers the following:

     (A) The purchase price for the Units being acquired on such Subsequent Closing Date as specified in Section 1.02 and Section 2.02.

     (B) An opinion of Proskauer Rose LLP dated such Subsequent Closing Date in form and substance satisfactory to Sellers.

IV.      Representations and Warranties of Sellers

     WFA and FWC each, jointly and severally, represent and warrant to Buyers as of the date hereof and agree with Buyers as follows, and the Other Sellers each, severally and not jointly, represent and warrant to Buyers as of the date hereof and agree with Buyers as set forth in Sections 4.01, 4.02, 4.03, 4.04, 4.05, 4.11, 4.12, 4.14, 4.18, 4.29, 4.32, 4.33 and 4.34 below:

         Section 4.01      Relationship of Sellers and their Affiliates

     (a) (i) Each of Sellers is an entity of the type and/or acting in the capacity described in the "WHEREAS" clauses of this Agreement. WFA owns all of the legal and beneficial equity interests in FWC and the directly and indirectly wholly owned corporate subsidiaries of FWC as listed on Schedule 4.01(a.1) (together with the Intermediate Entities (defined below), the "Subsidiaries") and the Intermediate Entities. WFA, FWC and the Subsidiaries are directly or indirectly the general partners in one or more limited partnerships as set forth on Schedule 4.01(a.3) (each such limited partnership hereinafter referred to as a "Partnership"). The Partnerships on Schedule 4.01(a.3) under the heading "Managed Partnerships" are hereinafter referred to as the "Managed LPs." The Persons listed on Schedule 4.01(a.3) under the heading "Corporate Intermediate Entities" are hereinafter referred to as "Corporate Intermediate Entities," the Persons listed on Schedule 4.01(a.3) under the heading "Partnership Intermediate Entities" are hereinafter referred to as the "Partnership Intermediate Entities," and together the Corporate Intermediate Entities and the Partnership Intermediate Entities are referred to as the "Intermediate Entities."

     (ii) Except as set forth on Schedule 4.01(a.4), WFA, FWC, the Subsidiaries and the Partnerships own collectively all of the legal and beneficial interests in the directly and indirectly held entities in the chain of ownership between the Partnerships, on the one hand, and the Properties (defined below) beneficially owned by the Partnerships, on the other hand (together, the "Lower Tier Entities"), each of which is listed on Schedule 4.01(a.5). For purposes of this Agreement, from and after the Closing, the term "Lower Tier Entities" shall also include any entities wholly owned, directly or indirectly, by the Lower Tier Entities. The entities in the chain of ownership between the Subject LPs, on the one hand, and the Properties beneficially owned by the Subject LPs, on the other hand, are hereinafter referred to as the "Subject Lower Tier Entities." The entities in the chain of ownership between the Managed LPs, on the one hand, and the Properties beneficially owned by the Managed LPs, on the other hand, are hereinafter referred to as the "Managed Lower Tier Entities."

     (iii) Except as set forth on Schedule 4.01(a.6) or under the partnership agreement of each Partnership and Lower Tier Entity, one of WFA, FWC or the Subsidiaries is or owns or controls, directly or indirectly, without the requirement for consent of any other Person as to any matter, (A) the general partner of each Partnership and Lower Tier Entity, with the right to manage the operations of such entity, (B) the right to liquidate and dissolve (and the liquidation and dissolution of) each Partnership and Lower Tier Entity, subject to the fiduciary duty of the general partner of such Partnership and Lower Tier Entity, and (C) the sale, financing and management of each Property (defined below) owned, directly or indirectly, by each Partnership, subject to the fiduciary duty of the general partner of such Partnership, in each case except with respect to the matters set forth in Schedule 4.01(a.7). Schedule 4.01(a.7) lists all agreements (other than Organizational Documents) which provide for, or limit or in any manner affect, the rights and ability of WFA, FWC, or the Subsidiaries to control any Partnership or Lower Tier Entity, and none of such ownership interests, voting trusts or other agreements or arrangements relating to or affecting such control shall change in any manner prior to the Closing or, in the case of Westbury Investors Limited Partnership, Westbury Limited Partnership and Cold Harbor Partnership, a Virginia Limited Partnership (together, the "HUD Entities"), the applicable HUD Closing.

                    (b)     [Omitted]

     (c) Schedule 4.01(c.1) lists the total number of issued and outstanding units of limited partnership interest in each Subject LP. Except as listed on
Schedule 4.01(c.2), no Subject LP or Subject Lower Tier Entity directly or indirectly owns, or has any agreement or commitment to acquire, any unit of limited partnership interest, any stock of any corporation or other equity interest in any Person. Schedule 4.01(c.3) lists the general partner of each of the Subject LPs and Subject Lower Tier Entities, and each other Person, if any, which has a right or obligation to manage such Subject LP, Subject Lower Tier Entity or any of the Subject Properties (defined below), whether by reason of a Management Agreement (defined below) or through ownership of a general partnership interest in such Subject LP or Subject Lower Tier Entity, or a general partnership interest, capital stock or other equity interest in an entity which is a general partner of such Subject LP or Subject Lower Tier Entity. No general partner of any Subject LP or Subject Lower Tier Entity is subject to removal for cause as such under the partnership agreement of such Subject LP or Subject Lower Tier Entity as a result of existing facts or circumstances known to Sellers, and the execution of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, give rise to cause for such removal. Such Schedule also correctly indicates the managing general partner where not all of the general partners are managing general partners. Each of the Subject LPs and Subject Lower Tier Entities has been managed by the Person indicated as its managing general partner in accordance with its partnership agreement and all applicable fiduciary duties since July 18, 1995. Except as set forth on such Schedule, the Person listed on each such Schedule as the owner of any interest in any Subject LP or Subject Lower Tier Entity is the legal and beneficial owner of such interest free and clear of all Liens (defined below). Except as set forth on Schedule 4.01(c.4), no Seller or any of its Affiliates (defined below) owns any other units of limited partnership interest or other equity interests in any Partnership or has any agreement or commitment to acquire any such units or other equity interests. As used in this Agreement: (i) "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, business trust, government or any agency or political subdivision thereof, unincorporated organization or any other entity of any kind, (ii) "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person, and (iii) "Lien" means any lien, pledge, security interest, claim, charge, mortgage, encumbrance, restriction, voting trust, or any other rights of any other Person other than any restrictions on the transferability of limited partnership interests set forth in the Organizational Documents of the Subject LPs and Subject Lower Tier Entities and, with respect to any Subject Property, other than mechanics liens arising from liabilities included on the Most Current Balance Sheet of a Subject LP or set forth on Schedule 4.01(c.5) or other mechanics liens not so set forth but as to which the cost to discharge them as of the Closing Date does not, in the aggregate, exceed $65,000.

         Section 4.02      Organization Charts

     The charts set forth on Schedule 4.02 correctly set forth the relationships and ownership interests among Sellers, the Subsidiaries, the Partnerships and the Lower Tier Entities. All of the ownership interests in such entities set forth on that chart correctly reflect the legal and beneficial ownership of such entities. Sellers own legally and beneficially the respective Units, Other Units and Interests being sold to Buyers hereunder free and clear of any Liens.

         Section 4.03      Organization and Qualification

     (a) Schedule 4.03 correctly sets forth as to each of WFA, FWC, the Subsidiaries, the Partnerships and the Lower Tier Entities its place of incorporation or formation and principal place of business.

     (b) Sellers have delivered to Buyers with respect to each of WFA, FWC, the Subsidiaries, the Partnerships and the Lower Tier Entities, true, complete and correct copies of each of the following documents, including all amendments and supplements thereto (other than amendments which do no more than admit additional or substitute limited partners): (i) the partnership agreement for each such Person which is a limited partnership, (ii) the partnership agreement for each such Person which is a general partnership, (iii) the certificate of incorporation, by-laws, shareholders' agreements and voting trusts, if any, with respect to each such Person which is a corporation, (iv) the articles of organization and operating agreement, or similar documents, with respect to each such Person which is a limited liability company, (v) the trust instruments or an opinion of counsel from attorneys and in form and substance acceptable to Buyer with respect to formation, powers, authority and other related matters with respect to each such Person which is a trust, and (vi) other similar documents (collectively, such Person's "Organizational Documents").

     (c) WFA, each of the Lower Tier Entities which is identified in this Agreement or the annexes or schedules hereto as a limited partnership (the "Partnership Lower Tier Entities"), the Partnership Intermediate Entities and each of the Partnerships is a limited partnership duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, each of Sellers and the Lower Tier Entities which is identified in this Agreement as a limited liability company is a limited liability company validly existing under the laws of its jurisdiction of organization, and each of the Subsidiaries (other than the Partnership Intermediate Entities) and the Lower Tier Entities which is identified in this Agreement or the annexes or schedules hereto as a corporation (such Lower Tier Entities, the "Corporate Lower Tier Entities") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, in each case with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and tribunals, to own, lease, license, and use its properties and assets and to carry on the business in which it is now engaged. Each of the Subsidiaries (other than the Partnership Intermediate Entities) and the Corporate Lower Tier Entities is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation, and each of the Partnerships, the Partnership Intermediate Entities and the Partnership Lower Tier Entities is duly qualified to transact the business in which it is engaged and is in good standing as a foreign limited partnership, in every jurisdiction in which its ownership, leasing, licensing, or use of its property or assets or the conduct of its business makes such qualification necessary except for qualification in any jurisdiction in which the failure to so qualify is not material to the business or financial condition of such Subsidiary, Partnership or Lower Tier Entity as the case may be.

         Section 4.04      Authority

     Sellers have all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate, partnership, limited liability company, trust or other proceedings (including, without limitation, any shareholder or limited partner consents) of or on behalf of any of Sellers have been duly taken to authorize their execution, delivery, and performance of this Agreement. This Agreement and the other documents required to be delivered hereby have been (or when delivered will be) duly authorized, executed, and delivered by Sellers, and constitute (or when delivered will constitute) the legal, valid, and binding obligation of Sellers, enforceable as to each of them in accordance with their terms. Upon the Closing and each Subsequent Closing, as the case may be, Sellers shall (i) transfer to IFG or its designee good title to the Units and Other Units being sold hereunder, free and clear of all Liens,
(ii) cause IFG or its designee to be duly admitted as a substitute limited partner in each of the Subject LPs in which it is buying Units and in each of the partnerships in which it is buying Other Units, (iii) convey to IFG good title to the Shares being sold hereunder, and each of FWC and the Subsidiaries shall have good title to all of the general partnership interests in any of the Partnerships that it owns, directly or indirectly, which title shall be free and clear of all Liens, (iv) cause LLC to be admitted as an associate general partner of WFA, and WFA shall have good title to all of the general partnership interests in any of the Partnerships that it owns, directly or indirectly, which title shall be free and clear of Liens, and (v) convey to IFG or its designee good title to the Interests being sold hereunder, free and clear of all Liens.

     Section  4.05  Capitalization;   Partnership  Interests;   Substitution  of
Partners

     (a)  Except as set  forth on  Schedule  4.05(a.1),  all of the  issued  and outstanding shares of capital stock of each of the Subsidiaries and the Corporate Lower Tier Entities are duly authorized, validly issued, fully paid, and fully nonassessable and are owned beneficially by WFA free and clear of all Liens. There is no agreement, commitment (whether or not legally binding), plan, or arrangement to issue, and no outstanding option, warrant, security or other instrument or other right to obtain, convert into or exchange for or call for the issuance of any capital stock or security or other instrument convertible into, exercisable for, or exchangeable for any capital stock in any of the Subsidiaries or the Corporate Lower Tier Entities, except as set forth on
Schedule 4.05(a.2). Except as set forth on Schedule 4.05(a.4), none of the Subsidiaries or the Corporate Lower Tier Entities is a party to any voting agreement, voting trust, proxy or any other agreement, instrument or understanding with respect to the voting of any capital stock of any of the Subsidiaries or the Corporate Lower Tier Entities which shall be in effect at the Closing Date, or any agreement with respect to the transferability, purchase or redemption of any capital stock of any of the Subsidiaries or the Corporate Lower Tier Entities.

     (b) Schedule 4.05(b.1) sets forth the identity of each entity which serves as a general partner of one or more of the Partnerships and the Lower Tier Entities and (i) in those instances where such general partner is itself a partnership, the identity of each general partner of such partnerships, (ii) the identity of the geneal partner or general partners, as the case may be, with the right to manage the operations of each Partnership and the Lower Tier Entities, and (iii) the identity of the general partner or general partners with the right to manage the operations of each general partner referred to in (ii) above of each Partnership and Lower Tier Entity. Except as set forth on Schedule 4.05(b.2), each of the general partnership interests in the Partnerships and Partnership Lower Tier Entities which is owned or controlled by any of WFA, FWC or the Subsidiaries is duly authorized, validly issued, fully paid and fully nonassessable (except to the extent of any liability of the owner of the general partnership interest in the Partnerships and Partnership Lower Tier Entities as a general partner as provided in their respective partnership agreements), free and clear of all Liens, voting trusts and other rights of third parties and has not been issued and is not owned or held in violation of the partnership agreement covering such partnership. Except as set forth on Schedule 4.05(b.3), there are no rights, options, subscriptions or other agreements of any kind to purchase or acquire any general partnership interest in any of the Partnerships or Lower Tier Entities from any of Sellers, the Partnerships or the Lower Tier Entities. Except as set forth on Schedule 4.05(b.4) or the partnership agreements of the Partnerships or the Lower Tier Entities, there are no agreements of any kind limiting or otherwise restricting the authority of any of WFA, FWC or the Subsidiaries, acting singly or jointly, to directly or indirectly manage and control in all respects (including but not limited to the selection of property managers and other service providers) one or more of the Partnerships and the Lower Tier Entities and no other entity is authorized, singly or jointly, with any other entity, to so manage and control any Partnership or Lower Tier Entity. There are no agreements to which any of Sellers, their Affiliates, the Subsidiaries, the Partnership and the Lower Tier Entities is a party to amend or modify the partnership agreement of any of the Partnerships or the Lower Tier Entities.

     (c) Sellers have not breached, defaulted or violated, or permitted any Subsidiary to breach, default or violate, any of its material obligations, including but not limited to its fiduciary duty to any Partnership or Lower Tier Entity or other partners in any Partnership or Lower Tier Entity, under any Organizational Documents with respect to any Partnership or Lower Tier Entity.

     (d) Each of the Units is a limited partnership interest in the respective Subject LP set forth on Schedule 1.01(a), is duly authorized, validly issued, fully paid, and fully non-assessable (except that there are statutory rights to recover certain kinds of distributions provided for under the laws of the jurisdiction of organization of the Subject LP, none of which recoverable distributions have been made or will be made prior to the Closing or, in the case of the HUD Entities, each HUD Closing to any of Sellers), free and clear of all Liens and has not been issued and is not owned or held in violation of the partnership agreement covering such Subject LP. Except as set forth on Schedule 4.05(d), to the knowledge of Sellers, there is no Person (other than Sellers and their Affiliates) who, alone or together with its Affiliates, owns five percent or more of the outstanding units of limited partnership interest in any Subject LP. There is no agreement, commitment (whether or not legally binding), plan, or arrangement to issue, and no outstanding option, warrant, security or other instrument convertible into or exchangeable for or calling for the issuance of, or other right to obtain, any limited or general partnership interest or security or other instrument convertible into, exercisable for, or exchangeable for any limited or general partnership or other equity interest in any Subject LP. On or before the Closing Date and each Subsequent Closing Date, as the case may be, Sellers shall have caused each of the Subject LPs to take all action required under their respective Organizational Documents and the law to authorize, approve and effect the substitution and admission, simultaneously with the Closing or Subsequent Closing, as the case may be, of IFG or its designee as a limited partner of each Subject LP and Other LP.

         Section 4.06      Business Conducted

     None of the Subject LPs conducts any business other than the direct or indirect ownership and operation of real properties. All of the real properties directly or indirectly owned or operated by each of the Partnerships (other than Standpoint Vista Limited Partnership) are listed on Schedule 4.06 (individually, a "Property" and collectively, the "Properties"). Except as set forth on
Schedule 4.06, each of such Properties is used primarily for residential purposes. Each Property beneficially owned, directly or indirectly, by a Subject LP is hereinafter referred to as a "Subject Property" and each Property beneficially owned, directly or indirectly, by a Managed LP is hereinafter referred to as a "Managed Property."

         Section 4.07      Financial Condition

     (a) Sellers have delivered to Buyers with respect to each of the Subject LPs copies of (i) its audited balance sheet, income statement and statement of cash flows as of and for the year ended December 31, 1996 and (ii) its unaudited internally generated balance sheet and income statement as of and for the nine months ended September 30, 1997, and will, as soon as available, deliver its unaudited internally generated balance sheet and income statement as of and for each subsequent monthly period ending prior to the Closing Date or, in the case of Westbury Investors Limited Partnership, the applicable HUD Closing Date, as the case may be (all of such financial statements collectively called the "Financial Statements," and the balance sheets included in the Financial
Statements as of September 30, 1997 being herein called with respect to each such Subject LP the "Most Current Balance Sheet"). Each of the audited Financial Statements and any audited financial statements to be delivered pursuant to
Section 6.06 has been (or when so delivered will have been) prepared in accordance with the method of accounting set forth in the accountant's report thereon consistently applied, in each case based on the books and records of the respective entities named therein, and fairly presents on the basis of the method of accounting set forth in the accountant's report thereon (or when delivered will fairly present on the basis of the method of accounting set forth in the accountant's report thereon) the financial condition, results of operations, assets, liabilities and partners' equity of such entities for the period covered thereby and as of its date. Each of the unaudited Financial Statements and any unaudited financial statements to be delivered pursuant to
Section 6.06 has been (or when so delivered will have been) prepared in accordance with the same method of accounting previously used for unaudited financial statements of the respective entities named therein consistently applied, in each case based on the books and records of the respective entities named therein and is (or when delivered will be) correct in all material respects. The Financial Statements and the financial statements to be delivered pursuant to this Section 4.07(a) do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary, in light of the circumstances in which such statements are made, to make the statements made therein not misleading.

     (b) Except as set forth on Schedule 4.07(b), since December 31, 1996, none of the Subject LPs has made or declared any distribution to any of its partners.

     (c) Since December 31, 1996, all Partnerships and Lower Tier Entities and their Properties have been operated in the ordinary course and on a basis consistent with operations prior to December 31, 1996 and in general accord with their respective budgets, and all amounts paid or payable by the Partnerships and Lower Tier Entities and their Properties to Sellers and their Affiliates since December 31, 1996 have been comparable in nature and amount to those paid or payable for comparable periods in the year ended December 31, 1996.

     (d) On the Closing Date and, in the case of the HUD Entities, the applicable HUD Closing Date, each of the Partnerships and Lower Tier Entities shall have good and valid title to all fixed assets owned as of December 31, 1996 by them, plus any fixed assets acquired and less any fixed assets disposed of, in each case in the ordinary course of business as unusable or in connection with the replacement by a newly purchased asset consistent with past practice between December 31, 1996 and the Closing Date or such HUD Closing Date, as the case may be, free and clear of all Liens.

         Section 4.08      Liabilities

     Other than Environmental Liabilities (defined below), there are no liabilities (contingent or otherwise) of any of the Subject LPs or the Subject Lower Tier Entities, known or unknown, which are not set forth in the Financial Statements or disclosed in this Agreement or in Schedule 4.08 hereto, except for unknown liabilities the Deemed Amount (defined below) of which does not exceed $325,000 in the aggregate for all Subject LPs and Subject Lower Tier Entities. Solely for purposes of the previous sentence, a liability is "unknown" if it is not known to the knowledge of Sellers as defined in Section 14.18. For purposes of this Agreement, the "Deemed Amount" of a liability means with respect to any Subject LP, the product of (i) the amount of such liability of or affecting such Subject LP or Subject Lower Tier Entity multiplied by (ii) the percentage set forth opposite the name of the relevant Subject LP on Schedule 1.01(a) (the "Scheduled Ownership Percentage").

         Section 4.09      Insurance

     Schedule 4.09 lists all of the policies of insurance of any kind (other than title insurance) covering each of WFA, FWC, the Subsidiaries, the Subject LPs, the Subject Lower Tier Entities and their respective assets and businesses, setting forth the nature of the insurance, the insurance carrier, the amount of coverage, and the owner of and expiration date of such policies. Each of WFA, FWC, the Subsidiaries, the Subject LPs and the Subject Lower Tier Entities has such insurance in such amounts and covering such risks as well-run businesses in the same industry customarily carry. All such policies of insurance are in full force and effect and all premiums due thereon for all periods through the Closing Date are or will be on the Closing Date fully paid. None of Sellers, the Subsidiaries, the Subject LPs or the Subject Lower Tier Entities has received any notice of cancellation or termination with respect to any such policy.

         Section 4.10      Material Events and Changes

                    Since December 31, 1996:

     (a) Except as set forth on Schedule 4.10(a), there has not been a material adverse change in the condition (financial or otherwise), results of operations, business, Properties, assets, nature of assets, or liabilities of any of the Subject LPs or the Subject Lower Tier Entities.

     (b) Except as set forth on Schedule 4.10(b), the operations and business of the Partnerships and the Lower Tier Entities have been conducted in all respects only in the ordinary course and consistent with past practice and the fiduciary duty of the general partner of such Partnership or Lower Tier Entity, in accordance with its partnership agreement.

     (c) Except as set forth on Schedule 4.10(c), none of the Subject LPs or the Subject Lower Tier Entities has:

     (i) suffered any loss, damage, destruction or other casualty to any of its Properties or material assets (unless completely covered by insurance);

     (ii) mortgaged, pledged, subjected to or suffered any Lien, or granted any Lien, in respect of any of its Properties, or incurred any Debt (defined below);

     (iii) amended its Organizational Documents;

     (iv) defaulted under any Material Agreement (defined below), license or permit;

     (v) experienced any change in control which is prohibited by the terms of any note, bond, mortgage, indenture, lease, license, franchise, agreement or other instrument or obligation by which it or any of its Properties or assets is affected or bound;

     (vi) entered into or amended any Material Agreement that relates to Property operations, including but not limited to cable television and laundry contracts; or

     (vii) experienced any event that can be reasonably expected to result in the forfeiture or loss of a Property.

     (d) Except as set forth on Schedule 4.10(d), none of the Managed LPs or the Managed Lower Tier Entities has:

     (i) amended its Organizational Documents; or

     (ii) experienced any event that can be reasonably expected to result in the forfeiture or loss of a Property.

         Section 4.11      No Conflicts or Defaults; No Violations

     Neither the execution, delivery or performance of this Agreement by any of Sellers nor the consummation of the transactions contemplated hereby will (with or without the giving of notice, lapse of time or both): (a) contravene any provisions of any law, statute, rule or regulation or any order, writ, judgment, injunction or decree of any court or governmental instrumentality; or (b) except as set forth on Schedule 4.11 and except for the consent of mortgagees holding mortgages on the Properties, and assuming that each of the consents and approvals set forth on Schedule 4.12 have been obtained, conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose), any Lien upon any of the property or assets of any of the Partnerships and the Lower Tier Entities, pursuant to the terms of any note, bond, indenture, loan agreement, credit agreement, lease, franchise, partnership agreement, voting trust or any other agreement, contract or instrument (other than any of the foregoing in the nature of a mortgage or deed of trust) to which any of the Partnerships and the Lower Tier Entities is a party or to which any of their respective properties or assets is subject (collectively, the "Existing Agreements"); (c) violate any provision of their respective Organizational Documents; or (d) give any Person or group of Persons the right to replace any of them as a direct or indirect general partner of any of the Partnerships and the Lower Tier Entities or any other limited partnership.

         Section 4.12      Consents

     Except the filings under the HSR Act described in Section 6.04, the consent of the Department of Housing and Urban Development ("HUD"), the consent of mortgagees holding mortgages on the Properties and as set forth on Schedule 4.12, no approval or consent of, notice to, or filing or registration with, or authorization, order, license, certificate, or permit of or from, any governmental authority or any other notice to or consent of any third party is required in connection with (a) the execution, delivery and performance of, (b) the legality, validity, binding effect or enforceability of, or (c) the consummation of, the transactions contemplated by this Agreement.

         Section 4.13      Debt

     (a) Schedule 4.13(a) is a complete list of all Debt of each of the Subject LPs and Subject Lower Tier Entities or to which any Subject Property is subject. On the Closing Date, no Subject LP or Subject Lower Tier Entity will have incurred any other Debt for which any of its assets is security. Each of the Subject LPs and Subject Lower Tier Entities is in substantial compliance with the terms of any Debt for which it is liable or to which any of its assets is subject, no payment defaults exist thereunder and no notice of default with respect thereto has been received by any of Sellers, the Subsidiaries, the Subject LPs or the Subject Lower Tier Entities. As used in this Agreement, "Debt" means, with respect to any Person, all indebtedness of any kind for which such Person is or could become liable for repayment or to which any Property or other assets of such Person is subject, including, without limitation, (A) all indebtedness for borrowed money, (B) all indebtedness for the deferred purchase price of property or services, (C) all obligations evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of such Person's business), and all indebtedness secured by mortgage or other Liens against any of such Person's property or other assets, (D) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (E) all obligations under capital leases (as such term is defined by generally accepted accounting principles ("GAAP")), (F) all reimbursement, payment or similar obligations, contingent or otherwise, under acceptance, letter of credit or similar facilities, (G) any obligations of any of the foregoing kinds of any other Person which is guaranteed directly or indirectly by such Person or in effect guaranteed directly or indirectly by such Person, including, without limitation, through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase thereof, (ii) to purchase, sell or lease property or services primarily for the purpose of enabling the debtor to make payment of such Debt, (iii) to supply funds to or in any other manner invest in the debtor (including any obligation to pay for goods or services whether or not received), or (iv) otherwise to insure a creditor against loss in respect of such Debt, and (H) any Debt of any type of any other Person secured by any Lien on any property or assets of such Person, but excluding any withdrawal liability with respect to any multiemployer plan (within the meaning of Section 4001(a)(3) of the Employee Retirement Income and Security Act of 1974, as amended ("ERISA"), or Section 414(f) of the Code (defined below)). As used in this Agreement, "Debt" does not include any general partner obligation to restore the deficit in its capital account in any Partnership and any general partner obligation to return to any Partnership a portion of the distributions received by a general partner on account of its partnership interest in such Partnership by reason of the failure of the limited partners in such Partnership to receive a specified amount of distributions.

     (b) Sellers have made available to Buyers true, complete and correct copies of all agreements, notes, security documents and other documents relating to any Debt of the Subject LPs and the Subject Lower Tier Entities in effect on the date hereof, and each such document is in full force and effect and has not been further modified, amended or terminated and no party is in payment default thereunder or any other default thereunder other than immaterial defaults.

         Section 4.14      Taxes

     (a) No Seller is a foreign person within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"). Schedule 4.14(a) sets forth the tax identification number and office address within the United States for each Seller.

     (b) Schedule 4.14(b) sets forth the name of each of the Subject LPs and the Subject Lower Tier Entities which has made an election under Section 754 of the Code at any time since July 18, 1995 or, to the knowledge of Sellers, prior to such time.

     (c) Each of the Subject LPs and the Subject Lower Tier Entities (other than Stratford Village Operating Trust) is, since its formation has been, and at the Closing and, in the case of the HUD Entities, at the applicable HUD Closing will be a partnership for federal income tax purposes qualifying under Section 7701 of the Code and does not constitute a publicly traded partnership within the meaning of Section 7704 of the Code.

     (d) To the knowledge of Sellers, all federal, state and local income and franchise Tax Returns (defined below) required to be filed by, or with respect to, the Subject LPs and the Subject Lower Tier Entities have been filed when due in timely fashion, all such Returns were true and accurate in all material respects, and all Taxes owed by the Subject LPs and the Subject Lower Tier Entities have been paid. Sellers have made available to Buyer copies of (i) all income and franchise Tax Returns filed by the Subject LPs and the Subject Lower Tier Entities for the last three taxable years, and (ii) all examination reports and statements of deficiencies assessed with respect to the Subject LPs and the Subject Lower Tier Entities for the last five taxable years.

     (e) To the knowledge of Sellers, no Tax Proceeding (defined below) is currently being conducted with respect to any of the Subject LPs and the Subject Lower Tier Entities, no issues that had been raised by a Tax Authority (defined below) with respect to any of the Subject LPs and the Subject Lower Tier Entities are pending and none of the Subject LPs and the Subject Lower Tier Entities has received a written tax assessment or a written notification from any Tax Authority that it intends to commence a Tax Proceeding with respect to any Return of any of the Subject LPs and the Subject Lower Tier Entities.

     (f) To the knowledge of Sellers, there are no agreements for the extension of the time for assessment of any Taxes relating to any of the Subject LPs and the Subject Lower Tier Entities. To the knowledge of Sellers, there are no liens for any Tax (other than Taxes not yet due and payable) on the assets of any of the Subject LPs and the Subject Lower Tier Entities.

     (g) To the knowledge of Sellers, no claim has been made by any Tax Authority in a jurisdiction where any of the Subject LPs and the Subject Lower Tier Entities does not file Returns that such Subject LP or Subject Lower Tier Entity is or may be subject to taxation by that jurisdiction.

     (h) To the knowledge of Sellers, none of the assets of any of the Subject LPs and the Subject Lower Tier Entities constitutes tax-exempt bond financed property or tax- exempt use property within the meaning of Section 168 of the Code, and none of such assets is subject to a lease, safe-harbor lease, or other arrangement as a result of which such Subject LP or Subject Lower Tier Entity is not treated as the owner for Federal income tax purposes.

     (i) To the knowledge of Sellers, none of the Subject LPs and the Subject Lower Tier Entities is a party to any tax sharing or tax indemnification agreement or arrangement, whether formal or informal, and from and after the Closing Date or, in the case of the HUD Entities, each HUD Closing, the Subject LPs shall not have any rights, obligations or liabilities under any such agreement or arrangement in existence prior to the Closing or, in the case of the HUD Entities, each HUD Closing.

     (j) None of the Subject LPs and the Subject Lower Tier Entities has, at any time since July 18, 1995 or, to the knowledge of Sellers, at any time on or prior to July 18, 1985 undergone a change in accounting method that currently requires, or will require, an adjustment to taxable income under Section 481 of the Code in a post-closing tax period.

     (k) To the knowledge of Sellers, all Taxes that any of the Subject LPs and the Subject Lower Tier Entities is or was obligated to withhold from amounts paid prior to Closing or, in the case of the HUD Entities, each HUD Closing to any employee, creditors or third parties, have been fully paid or collected and set aside for payment.

     (l) None of the Subject LPs and the Subject Lower Tier Entities has engaged in activities outside the U.S. that have caused, or would cause, it to be subject to taxation by a foreign jurisdiction.

     For the purposes of this Agreement, the terms "Taxes," "Tax Proceeding," "Tax Authority" and "Returns" shall have the meanings set forth below.

     "Returns" means all returns, reports, estimates, information returns and statements (including any related or supporting information) filed or to be filed with any Tax Authority in connection with the determination, assessment, collection or administration of any Taxes.

     "Tax" or "Taxes" means all U.S. federal, state and local taxes, including, but not limited to, income (whether net or gross), excise, property, sales, transfer, gains, gross receipts, occupation, privilege, payroll, wage, unemployment, workers' compensation, social security, occupation, use, value added, capital, gross receipts, franchise, license, severance, stamp, premium, windfall profits, environmental (including taxes under Code Sec. 59A), capital stock, profits, withholding, disability, real property, personal property, registration, customs duties, alternative or add-on minimum, estimated or other tax of any kind whatsoever (whether disputed or not) imposed by any Tax Authority, including any related charges, fees, interest, penalties, additions to tax or other assessments.

     "Tax Authority" means any federal, national, state, municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi- governmental body or other authority exercising any taxing or tax regulatory authority.

     "Tax Proceeding" or "Tax Proceedings" means any audit, other administrative proceeding or judicial proceeding involving Taxes or any claim for a refund of Taxes.

         Section 4.15      Material Agreements; Management Agreements

     (a) Schedule 4.15(a) lists all agreements to which any of the Partnerships and the Lower Tier Entities are parties or the Properties are subject (other than the agreements listed on Schedule 4.15(b.1)) that cannot be cancelled without penalty within 90 days and that are material to the financial condition, results of operations, business, properties, assets or liabilities of any of the Partnerships, the Lower Tier Entities or the Properties (collectively the "Material Agreements"). Sellers have made available to Buyers true, complete and correct copies of each Material Agreement. All Material Agreements are in full force and effect and no party is in payment default or any other default thereunder except for immaterial defaults.

     (b) Schedule 4.15(b.1) is a list of all property management agreements, investor service agreements, asset management agreements and other arrangements of every kind under which any of the Partnerships and the Lower Tier Entities pays any property management fee, investor service fee, asset management fee, administrative, bookkeeping or other service fee or commission to any of Sellers or their Affiliates (together with the partnership agreements of the Partnerships and the Lower Tier Entities, the "Management Agreements") and identifies the Property subject to such agreement, the parties thereto and the terms thereof. Sellers have made available true and complete copies of all Management Agreements to Buyers. On the date hereof, each Management Agreement is in full force and effect and no default has occurred thereunder except for immaterial defaults. Schedule 4.15(b.1) also sets forth the amount of such fees and commissions received by Sellers and their Affiliates with respect to the Partnerships, the Lower Tier Entities and the Properties during the 12 months ended December 31, 1996 and the nine months ended September 30, 1997. Except as set forth on Schedule 4.15(b.1) since December 31, 1996, none of Sellers or their Affiliates has received from any of the Subject LPs or the Subject Lower Tier Entities any extraordinary payment in the nature of a refinancing fee as a result of the refinancing of any Debt relating to any Property or in the nature of a property disposition fee relating to any Property or any real property previously owned by any of the Subject LPs or the Subject Lower Tier Entities. Except as set forth on Schedule 4.15(b.2), neither the execution and delivery of this Agreement nor compliance with or fulfillment of the terms, conditions and provisions hereof, nor the consummation of any of the transactions contemplated hereunder will (i) violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any Management Agreement, entitle any party to rights and privileges that such party was not entitled to receive immediately before this Agreement was executed under any Management Agreement, or create any obligation on the part of any of the Partnerships and the Lower Tier Entities that it was not obligated to pay immediately before this Agreement was executed under any Management Agreement; or (ii) require approval, consent, authorization or other action of any party (other than any mortgagee holding a mortgage on any Property or HUD) to any Management Agreement. Each Management Agreement (other than a partnership agreement) is terminable, by the Partnership or the Lower Tier Entity to which it relates upon not more than 60 days' notice and without the payment of any penalty, and the general partner of such Partnership or Lower Tier Entity has, and will have immediately following the Closing or, in the case of the HUD Entities, the HUD Closing, full authority (subject to its fiduciary obligations) to terminate such Management Agreement (other than a partnership agreement) and to cause such Partnership or Lower Tier Entity to enter into a new management agreement on comparable terms without the consent of any Person other than lenders to such Partnership or Lower Tier Entity or HUD.

         Section 4.16      Employees

     None of the Subject LPs or the Subject Lower Tier Entities, now has, has had at any time since July 18, 1995 or to the knowledge of Sellers, had at any time prior to July 18, 1995, any employees.

         Section 4.17      Environmental Matters

     (a) Except as disclosed on Schedule 4.17(a), all of the current and past use and operations by or of any of the Partnerships and the Lower Tier Entities (at all times on or after July 18, 1995) or, to the knowledge of Sellers, any tenant, lessee or other Person at or from any real property presently or formerly directly or indirectly owned, used, leased, occupied, managed or operated by any of the Partnerships and the Lower Tier Entities (the "Real Property") comply and have complied (at all times on and after July 18, 1995) with all applicable Environmental Laws (defined below). None of the Partnerships and the Lower Tier Entities (at any time on or after July 18, 1995), and, to the knowledge of any of Sellers, none of the Subsidiaries, Partnerships and the Lower Tier Entities or any tenant, lessee or other Person (at any time prior to July 18, 1995) , has engaged in, authorized, allowed or permitted any operations or activities upon any of the Real Property for the purpose of or in any way involving the handling, manufacture, treatment, processing, storage, use, generation, release, discharge, emission, dumping or disposal of any Hazardous Substances (defined below) at, on or under the Real Property, except in compliance with all applicable Environmental Laws.

     (b) Except as disclosed on Schedule 4.17(b), (i) none of the Partnerships and the Lower Tier Entities (at any time on or after July 18, 1995) and, to the knowledge of Sellers, none of the Subsidiaries, the Partnerships and the Lower Tier Entities, or any tenant, lessee or other Person (at any time prior to July 18, 1995), has been or is involved in activities at or related to any portion of any Real Property which activities could reasonably be expected to lead to (A) the imposition of any Environmental Liabilities on any of the Partnerships or the Lower Tier Entities, or on any subsequent or former owner or operator of any portion of any such Real Property, or (B) the creation of a Lien with respect to any liability on any portion of any such Real Property that is imposed under any Environmental Law; and (ii) to the knowledge of Sellers, no activity by any tenant, lessee or other occupant of any portion of any Real Property could reasonably be expected to result in the imposition of Environmental Liabilities on such tenant or occupant, on any of the Partnerships or the Lower Tier Entities or on any other subsequent or former owner or operator of any portion of such Real Property.

     (c) Except as disclosed on Schedule 4.17(c), to the knowledge of Sellers, the Real Property does not contain any Hazardous Substances in, on, over, under or at the Real Property in concentrations which would presently violate Environmental Laws or impose liability or obligations on the present or former owner or operator of the Real Property under the Environmental Laws for any investigation, corrective action, remediation or monitoring of Hazardous Substances in, on, over, under or at the Real Property. To the knowledge of Sellers, none of the Real Property is listed or proposed for listing on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601 et seq., or any similar inventory of sites requiring investigation or remediation maintained by any state. None of Sellers, the Subsidiaries, the Partnerships or the Lower Tier Entities (at any time on or after July 18, 1995) has received any notice, whether oral or written, from any governmental entity or third party of any actual or threatened Environmental Liabilities (defined below) with respect to the Real Property or the conduct of the business of any of Sellers, the Subsidiaries, the Partnerships or the Lower Tier Entities.

     (d) Except as set forth in Schedule 4.17(d) and except for non-friable asbestos in ceiling and linoleum tiles, to the knowledge of Sellers, there are no underground storage tanks, asbestos or asbestos containing materials, polychlorinated biphenyls, urea formaldehyde, or other Hazardous Substances (other than small quantities of Hazardous Substances stored and maintained in accordance with all applicable Environmental Laws for use in the ordinary course of the maintenance of the Real Property) in, on, over, under or at any presently owned or operated Real Property.

     (e) To the knowledge of Sellers, there are no conditions existing at any Real Property that require, or which with the giving of notice or the passage of time or both may require remedial or corrective action, removal or closure pursuant to the Environmental Laws, other than the implementation of customary operation and maintenance programs with respect to asbestos of the type commonly known as "O&M" programs.

     (f) Each of WFA, FWC, the Partnerships and the Lower Tier Entities has all the material permits, authorizations and approvals necessary for the conduct of its business and for the operations on, in or at the Real Property which are required under applicable Environmental Laws and is in material compliance with the terms and conditions of all such permits, authorizations and approvals, and is capable of continued operation in compliance with Environmental Laws.

     (g) Sellers have provided to Buyers all environmental reports, assessments, audits, studies, investigations, data and other written environmental information in the custody, possession or control of any of Sellers, the Subsidiaries, the Partnerships or the Lower Tier Entities concerning the Real Property.

     (h) Except as disclosed on Schedule 4.17(h), to the knowledge of Sellers, none of WFA, FWC, the Subsidiaries, the Partnerships or the Lower Tier Entities are or may become subject to any Environmental Liabilities.

     (i) As used in this Agreement, the term "Environment" means any surface or subsurface physical medium or natural resource, including, air, land, soil, surface waters, groundwaters, stream and river sediments, and biota; the term "Environmental Laws" means any federal, state, local or common law, rule, regulation, ordinance, code, order or judgment (including the common law and any judicial or administrative interpretations, guidances, directives, policy statements or opinions) relating to the injury to, or the pollution or protection of human health and safety or the Environment; the term "Environmental Liabilities" means any claims, judgments, damages (including punitive damages), losses, penalties, fines, fees, liabilities, encumbrances, liens, violations, costs and expenses (including attorneys and consultants fees) of investigation, remediation or defense of any matter relating to human health, safety or the Environment of whatever kind or nature by any party hereto or any of its Affiliates, any Partnership, any Lower Tier Entity, any governmental regulatory authority or any other Person (i) which are incurred as a result of
(A) the existence of Hazardous Substances in, on, under, at or emanating from any real property presently or formerly owned or operated by any of Sellers or the Partnerships or the Lower Tier Entities or any Affiliates thereof or (B) the offsite transportation, treatment, storage or disposal of Hazardous Substances generated by any of Sellers or the Partnerships or the Lower Tier Entities or any Affiliates thereof or any third-party customers of any thereof or (C) the violation of or noncompliance with any Environmental Laws or (ii) which arise under the Environmental Laws; the term "Hazardous Substances" means petroleum, petroleum products, petroleum-derived substances, radioactive materials, hazardous wastes, polychlorinated biphenyls, lead based paint, urea formaldehyde, asbestos or any materials containing asbestos, and any materials or substances regulated or defined as or included in the definition of "hazardous substances," "hazardous materials," "hazardous constituents," "toxic substances," "pollutants," "pollutants," "contaminants" or any similar denomination intended to classify substances by reason of toxicity, carcinogenicity, ignitability, corrosivity or reactivity under any Environmental Law. All references in this Section to any of Sellers, the Partnerships or the Lower Tier Entities or any Affiliates thereof shall include all predecessors thereto and any Person the liabilities of which pursuant to the Environmental Laws, contractually, by common law or by operation of law, any of them may have succeeded to.

         Section 4.18      Investment Company

     None of Sellers, the Subsidiaries, the Partnerships or the Lower Tier Entities is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         Section 4.19      [Omitted]

         Section 4.20      [Omitted]

         Section 4.21      Litigation and Claims

     Except as set forth on Schedule 4.21, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, or, to the knowledge of Sellers, threatened, with respect to any of the Partnerships or the Lower Tier Entities, or any of their respective businesses, properties, or assets, other than relating to routine landlord-tenant matters, or negligence lawsuits covered by insurance or vendor claims under $10,000. None of the Partnerships or the Lower Tier Entities is: (i) in violation of or in default under any order, judgment or decree, (ii) in violation of any law, rule, or regulation, which violation would have a material adverse effect upon any of the Partnerships or the Lower Tier Entities or any of their respective businesses, properties or assets, or (iii) required to take any action in order to avoid such violation or default. The litigation listed on Schedule 4.21 will not prohibit the consummation of any of the transactions contemplated hereby.

         Section 4.22      Intellectual Property

     Except as described on Schedule 4.22, each of the Partnerships and the Lower Tier Entities owns, or has the contractual right to use, and will after the Closing own or have the contractual right to use data processing and management information systems adequate to conduct all aspects of their respective businesses. There is no right under any patent, patent application, trademark, trademark application, trade name, service mark, copyright, franchise, or other intangible property or asset (all of the foregoing being hereinafter referred to as "Intangibles") necessary to or used in the business of the Partnerships or the Lower Tier Entities as presently conducted or as any of them contemplates conducting, except as set forth on Schedule 4.22. None of the Partnerships or the Lower Tier Entities has infringed, is infringing, or has received notice of infringement asserted with respect to any Intangibles of others. To the knowledge of Sellers, there are no Intangibles of others which may materially adversely affect the financial condition, results of operations, business, properties, assets or liabilities of any of the Partnerships and the Lower Tier Entities.

         Section 4.23      Questionable Payments

     None of the Partnerships or the Lower Tier Entities nor any director, officer, partner, agent, employee, or other Person associated with or acting on behalf of any of them has, directly or indirectly: used any corporate or partnership funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false or fictitious entry on its books or records; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; given any favor or gift which is not deductible for federal income tax purposes; or made any bribe, kickback, or other payment of a similar or comparable nature, whether lawful or not, to any Person regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.

         Section 4.24      [Omitted]

         Section 4.25      SEC Reports

     Sellers have previously furnished Buyers (or will simultaneously with its filing with the Securities and Exchange Commission ("SEC") furnish to Buyers) true and complete copies of the following reports filed by any of the Subject LPs with the SEC: Annual Reports on Form 10-K for each of the fiscal years ended December 31, 1996 and 1995 all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K filed after December 31, 1996, and all proxy statements distributed subsequent to December 31, 1995 (collectively, the "SEC Filings"). Each of the SEC Filings did not (and will not), on the date of filing, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All press releases and other publicly released data issued by any Subject LP since December 31, 1995 were accurate when released.

        Section 4.26      Transfers of Units in the Subject LPs

     During the period commencing on the date which is one year prior to the Closing Date and each Subsequent Closing Date, as the case may be, and ending on the Closing Date or such Subsequent Closing Date, as the case may be (after giving effect to the Closing or such Subsequent Closing, as the case may be, under this Agreement), no Subject LP has transferred limited partnership interests representing more than 49.9% of the outstanding limited partnership interests of such Subject LP counting, for purposes of this Section 4.26, only transfers which would be taken into consideration in determining whether there has been a termination of the partnership under Section 708(b) of the Code. On the Closing Date and each Subsequent Closing Date, as the case may be, Sellers shall deliver to Buyers a Schedule setting forth the aggregate number of units of limited partnership interest so transferred during such one-year period for each Subject LP in which Units are being purchased on such date.

         Section 4.27      Books and Records; Bank Accounts

     (a) The books and records of each of the Partnerships and the Lower Tier Entities are substantially complete and correct in all material respects, and the books and records of the Partnerships and the Lower Tier Entities contain substantially accurate and complete records of all material actions taken as general partners of each of the Partnerships and the Lower Tier Entities since July 18, 1995.

     (b) Sellers have provided to Buyers accurate lists of all of the bank and brokerage accounts of each of the Partnerships and the Lower Tier Entities and the authorized signatories for such accounts.

         Section 4.28      Fees and Reimbursements

     Except as set forth on Schedule 4.28, since September 30, 1997 none of the Partnerships or the Lower Tier Entities has paid or accrued any management fee, investor service fee, asset management fee, administrative, bookkeeping or other service fee or commission, or Extraordinary Payment or any reimbursement of expenses which it had not been paying or accruing during the nine months ended September 30, 1997, and the terms under which such fees, commissions and reimbursements have been calculated since September 30, 1997 are not materially changed from those in effect throughout the nine months ended September 30, 1997. Except as set forth on Schedule 4.28, since September 30, 1997 none of the Partnerships or the Lower Tier Entities has made or received any loan or advance to or from any Person, and all such loans and advances in existence on September 30, 1997 are correctly reflected on the Most Recent Balance Sheets. As of September 30, 1997, none of the Partnerships or the Lower Tier Entities owed any amount to any of Sellers or their Affiliates which is not included in the Most Current Balance Sheets or included on Schedule 4.28.

         Section 4.29      Completeness of Disclosure

     No representation or warranty by any of Sellers in this Agreement contains, or when delivered will contain, an untrue statement of a material fact or omits, or when delivered will omit, to state a material fact required to be stated therein or necessary, in light of the circumstances in which such statements are made, to make the statements made therein not misleading.

         Section 4.30      Representations Regarding Real Estate

     (a) As used in this Agreement, the following terms have the following meanings:

     "Existing Documents" means all of the Leases (defined below), all brokerage agreements relating to payment of Leasing Commissions (defined below), the Service Contracts (defined below), the Permitted Exceptions (defined below) and the Loan Documents (defined below).

     "Improvements" means, collectively, all buildings, structures, structural appurtenances, fixtures, parking areas, and other improvements of any kind located or to be located on the Subject Properties.

     "Legal Requirements" means all applicable local, state, or federal laws, municipal ordinances and regulations, orders, rules and requirements of any federal, state, municipal department and other governmental authority having jurisdiction against or affecting the Subject Properties or the construction, management, ownership, maintenance, operation, use, improvement, acquisition or sale thereof (including, without limitation, applicable zoning, building, health and environmental laws, ordinances, regulations, orders, rules or requirements).

     "Permitted Exceptions" means the defects in, exceptions to, and conditions, Liens, encumbrances and other matters of record affecting title to the Subject Properties which are listed in current Title Reports (defined below) or Title Policies (defined below), including, without limitation, the Loan Documents. For purpose of this Section 4.30, "current" Title Reports and/or Title Policies shall be deemed to mean and refer to Title Reports and Title Policies, as the case may be, which are dated September 1, 1997 or later.

     "Leasing Commissions" means all commissions, fees and other compensation payable to any real estate broker, salesperson, finder or any other Person in connection with the leasing of space at the Improvements.

     "Loan Documents" means the mortgages, deeds of trust, promissory notes, assignments of leases and other documents executed and delivered in connection with the Existing Indebtedness (defined below).

     "Existing Indebtedness" means Debt which is secured by mortgage liens or deeds of trust against any of the Subject Properties.

     "Service Contracts" means all management, utility and cable agreements with respect to each of the Subject Properties or any portion thereof which on the Closing Date or the HUD Closing Date will have a remaining term in excess of one year.

     "Leases" means all leases affecting the Subject Properties on the date hereof, and all amendments, guaranties and other documents relating thereto.

     "Sellers' Knowledge" means with respect to any representation relating to or affecting the Subject Properties, the actual knowledge after reasonable inquiry of any of Michael L. Ashner, Peter Braverman, Richard J. McCready, Nat Ruccolo, Carol Mills and Carolyn Tiffany.

     (b) The Subject LPs and the Subject Lower Tier Entities have good and marketable fee title to the Subject Properties, free and clear of all Liens, except for the Permitted Exceptions; provided, however, that to the extent that there is not a current Title Report or Title Policy with respect to a Subject Property, the Subject LPs and the Subject Lower Tier Entities have good and marketable fee title to such Subject Property, free and clear of all Liens, except as reflected in the most recent Title Policy for such Subject Property set forth on Schedule 4.30(b.2); provided, further, however, that to the extent not so reflected in the most recent Title Policy for such Subject Property set forth on said Schedule, to Sellers' Knowledge, the Subject LPs and the Subject Lower Tier Entities have good and marketable fee title to the Subject Property, free and clear of all defects in, exceptions to, and conditions, Liens, encumbrances and other matters of record affecting title to the Subject Properties. The Subject Properties listed on Schedule 4.30(a) constitute all of the real property owned by the Subject LPs and the Subject Lower Tier Entities. Set forth on Schedule 4.30(b.1) is a true, complete and correct list of the most recent title abstract or report (whether or not included in a title policy) and survey obtained by Sellers or any of the Subject LPs or the Subject Lower Tier Entities for each of the Subject Properties (collectively, the "Title Reports"). Set forth on Schedule 4.30(b.2) is a true, complete and correct list of the title policies for each of the Subject Properties (collectively, the "Title Policies"), which Title Policies were validly issued and are in full force and effect. True, complete and correct copies of the Title Policies and the Title Reports have been made available to Buyers. The title premiums payable in connection with issuance of the Title Policies listed on Schedule 4.30(b.2) have been paid. No monetary default on the part of any of the Subject LPs or the Subject Lower Tier Entities exists under any of the Loan Documents, nor has any notice thereof been received, and no event has occurred or condition exists which with the giving of notice, the passage of time, or both would result in the existence of a monetary default on the part of any of them under any of the Loan Documents.

     (c) Set forth on Schedule 4.30(c.1) is a true, complete and correct list of the Existing Indebtedness. Except for the Existing Indebtedness, no Subject LP or Subject Lower Tier Entity has any Debt. Schedule 4.30(c.1) accurately sets forth (i) the name of the current holder or servicer of each portion of the Existing Indebtedness, and (ii) the unpaid principal balance of each portion of the Existing Indebtedness as of the date hereof. There are no payment defaults under any of the Loan Documents nor, except as set forth on Schedule 4.30(c.2), any other defaults thereunder except immaterial defaults. Sellers have made available to Buyers true, accurate and complete copies of all of the Loan Documents.

     (d) Between the date hereof and the Closing and, in the case of the HUD Entities, the HUD Closing, Sellers agree not to permit any Subject LP or Subject Lower Tier Entity to enter into any Service Contract without Buyer's consent, which consent shall not be unreasonably withheld, unless the failure to enter into such agreement would be a breach of such parties' fiduciary obligations to the Subject LPs or the Subject Lower Tier Entities.

     (e) (i) The rent rolls for the Subject Properties which have been made available to Buyers are true, complete and correct as of the date of such rent roll, and accurately reflect the (A) identity of the tenant, (B) unit leased,
(C) monthly rent, (D) term of the lease, (E) security deposit, if any, and (F) rental concessions, if any.

     (ii) Each of the Subject LPs and the Subject Lower Tier Entities is currently performing all of its material obligations under the Leases; the rents and additional rents reserved under each of the Leases are legal rents and no claim to the contrary has been asserted by any of the lessees thereunder; Sellers have made available to Buyer true, accurate and complete delinquency reports as of June 30, 1997 setting forth all amounts which are past due by thirty (30) days or more by any tenant of the Subject Properties; none of Sellers, the Subject LPs or the Subject Lower Tier Entities have assigned any of their rights under the Leases except to the holders of the Existing Indebtedness; no representation or covenant has been made by any of Sellers, the Subject LPs or the Subject Lower Tier Entities to any of the lessees under the Leases except as incorporated in their respective leases; all representations made by the lessors under the Leases are true and correct in all material respects. To Sellers' Knowledge, there are no rent strikes being asserted by tenants of any of the Subject Properties.

     (f) (i) Except as set forth on Schedule 4.30(f.1), except as set forth on the current Title Reports, except as set forth on the most recent Title Policy set forth on Schedule 4.30(b.2), and except pursuant to the Leases, to Seller's Knowledge no Person has any possessory interest in any portion of the Subject Properties or any other rights with regard to the use thereof or any rights to acquire or to lease the Subject Properties, including, without limitation, any renewals or extension options, or any part thereof, or otherwise obtain any interest therein and there are no outstanding rights of first refusal, rights of reverter or rights of first offer relating to the Subject Properties or any interest therein.

     (ii) There are no Leasing Commissions which are or will be payable to any Person with respect to, or on account of the Leases, except those which are disclosed in the SEC Filings for the Subject LPs or the operating statements of the Subject LPs which have been made available to Buyers or due upon exercise of options in or renewals of existing leases for periods beyond the minimum term of the lease; true, complete and correct copies of any brokerage agreements evidencing an obligation to pay any Leasing Commissions have been made available to Buyers.

     (iii) Except as provided in the Organizational Documents of the Subject LPs, no Person has any right to participate in any rents or profits of the Subject Properties.

     (g) Until the Closing or, in the case of the Subject Properties owned directly or indirectly by any of the HUD Entities, the applicable HUD Closing, Sellers shall cause the Subject Properties to be kept in good repair and condition (ordinary wear and tear excepted), and use all reasonable efforts (i) to preserve the good will of Persons having associations, dealings or relations with the Subject Properties, (ii) to comply in all material respects with all Legal Requirements and with all terms, conditions and provisions of all Existing Documents, (iii) to suffer no payment default thereunder or other default except immaterial defaults and to promptly notify Buyers of the receipt or delivery of any written notice from any party to an Existing Document (other than Leases) alleging a breach or default thereunder, and (iv) to operate, manage and maintain the Subject Properties in the same manner as they have been operated prior to the date hereof. None of Sellers shall permit the removal from any of the Subject Properties of any personal property, fixtures or equipment, except in the ordinary course of business.

     (h) To Sellers' Knowledge (i) the Subject Properties and the present use and condition thereof do not violate any applicable deed restriction or other covenants, restrictions or agreements, site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Subject Properties and (ii) each of the Subject Properties has the right of ingress to and egress from a public street.

     (i) All water, sewer, gas, electricity, telephone and other utilities serving the Subject Properties are supplied directly to the Subject Properties by facilities of public and private utilities.

     (j) To Sellers' Knowledge, no federal, state or local governmental authority has plans to change the highway or road system in the vicinity of any of the Subject Properties or to restrict or change access from any such highway or road to the Subject Properties.

     (k) To Sellers Knowledge, all certificates of occupancy, permits and other certificates (the "Improvement Certificates") affecting the Improvements have been properly issued, are in full force and effect and are not required to be amended or changed as a result of any changes in the Improvements.

     (l) True, complete and correct copies of all existing insurance policies covering the Subject Properties have been made available to Buyers. The hazard insurance policies with respect to each of the Subject Properties are in amounts not less than the full replacement value of the Improvements. All such policies are in material compliance with, and fulfill all of the insurance obligations under, the Existing Documents. Sellers shall cause to be maintained in full force and effect all insurance policies relating to the Subject Properties between the date hereof and the Closing or, in the case of the Subject Properties owned by any of the HUD Entities, the HUD Closing. No default exists under any such insurance policy and no circumstances or state of affairs exists which with notice, lapse of time, or both would result in the existence of a default under any such insurance policy. None of Sellers, the Subject LPs or the Subject Lower Tier Entities has received any notice of cancellation of any such policy.

     (m) Except as set forth on Schedule 4.30(m), none of Sellers, the Subject LPs or the Subject Lower Tier Entities has received any written notice or, to Sellers' Knowledge, is aware of (i) any violation of any applicable Legal Requirements whether or not officially noted or issued, or (ii) any condition relating to the Subject Properties which, to Sellers' Knowledge, would constitute a violation.

     (n) To Sellers' Knowledge, there is no (i) pending or contemplated annexation or condemnation proceeding affecting or which may affect all or any portion of any of the Subject Properties, (ii) proposed or pending proceeding to change or redefine the zoning classification of all or any portion of any of the Subject Properties, or (iii) proposed change in road patterns or grades which may adversely affect access to any roads providing a means of ingress to or egress from the Subject Properties. No written notice has been issued with respect to any, and to Sellers' Knowledge there is no pending or contemplated change in any Legal Requirement which may adversely affect the use, ownership, management or operation of any of the Subject Properties.

     (o) Except as set forth on Schedule 4.30(o.1), and for any matters covered by insurance which are not material in nature, routine landlord-tenant matters or vendor claims under $10,000, there is no action, suit, proceeding, written claim, order, decree or judgment against any of Sellers, the Subject LPs, the Subject Lower Tier Entities or the Subject Properties, or any portion thereof, or relating to or arising out of the ownership, management, operation, use or occupancy of the Subject Properties, pending or being prosecuted in any court or by or before any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality nor is any such action, suit, proceeding, written claim, order, decree or judgment, to Sellers' Knowledge threatened or actually being asserted. Except as set forth on Schedule 4.30(o.2), none of Sellers, the Subject LPs or the Subject Lower Tier Entities is a party to or subject to any judgment, writ, decree, injunction or order enjoining or restraining it from conducting any business in respect of the Subject Properties.

     (p) There have not been any fires or other casualties since December 31, 1996 for which there does not exist sufficient insurance proceeds to repair the damage caused by such fire or other casualty to substantially the same condition as existed prior to such casualty.

         Section 4.31      HUD

     (a) To the knowledge of Sellers, none of the Partnerships or the Lower Tier Entities has violated, or is in violation of, in any material respect any rule or regulation promulgated by HUD. Except as set forth on Schedule 4.31, to the knowledge of Sellers, each of the Partnerships and the Lower Tier Entities has all required HUD consents and approvals to own and operate its Properties as currently owned and operated, all of its required filings with HUD are current, there is no "hold" on its Form 2530, and all fees paid by the Partnerships and the Lower Tier Entities have been in accordance with the rules and regulations promulgated by HUD.

     (b)  Sellers  know of no reason why the  approvals  of HUD  referred  to in
Section 6.04 cannot be obtained on or prior to May 30, 1998, except for administrative delays occasioned by HUD and the fact that HUD is currently giving close reviews to companies which have purchased other companies with interests in HUD subsidized housing using deferred purchase price payments.

         Section 4.32      Solvency

     For purposes of applicable federal and state laws governing determinations of the insolvency of debtors, or relating to fraudulent conveyance, or otherwise with respect to creditors' rights, or similar judicial doctrines: on the Closing Date, each HUD Closing Date and each Subsequent Closing Date after giving effect to the transactions contemplated hereby, (i) the amount of the "present fair saleable value" of the assets of each of Sellers then transferring assets under this Agreement will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise," as of such date, as such quoted terms are determined in accordance with such laws and doctrines, (ii) the present fair saleable value of the assets of each of Sellers then transferring assets under this Agreement will, as of such date, be greater than the amount that will be required to pay such Person's liability on its debts (defined below) as such debts become absolute and matured, (iii) none of Sellers then transferring assets under this Agreement will have, as of such date, an unreasonably small amount of capital with which to conduct its business, (iv) each of Sellers then transferring assets under this Agreement will be able to pay its debts as they mature, and (v) the consideration to be received by each Seller hereunder for the assets to be sold by such Seller hereunder is not less than the "present fair saleable value" of such assets. For purposes of this Section 4.32, "debt" means "liability on a claim," "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed or undisputed, secured or unsecured.

         Section 4.33      Absence of Inducement

     In entering into this Agreement, none of Sellers has been induced by, or relied upon, any representations, warranties or statements by any of Buyers not set forth or referred to in this Agreement, whether or not such representations, warranties or statements have actually been made, in writing or orally, and each of Sellers acknowledges that, in entering into this Agreement, Buyers have been induced by and relied upon the representations and warranties of Sellers herein set forth.

         Section 4.34      No Knowledge of Breach

     None of Sellers has any knowledge on the date hereof of any fact or circumstances which would cause any representation or warranty of Buyer in this Agreement to be misleading or incorrect in any respect or is aware of any statement which was omitted from any such representation or warranty which is necessary to make the statements made in any such representation or warranty not misleading.

V.       Representations and Warranties of Buyers

     Buyers each, jointly and severally, represent and warrant to Sellers as of the date hereof and agree with Sellers as follows:

         Section 5.01      Organization

     IFG is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware; and LLC is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware; each with all requisite power and authority to own, lease, license, and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. On the date hereof, LLC is majority owned, directly or indirectly, by IFG.

         Section 5.02      Authority

     Each of Buyers has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate and limited liability company proceedings of Buyers have been duly taken to authorize the execution, delivery, and performance of this Agreement by Buyers. This Agreement has been and the other documents required to be delivered by Buyers hereby have been (or when delivered will be) duly authorized, executed, and delivered by Buyer, and constitute or will constitute the legal, valid, and binding obligation of Buyers, enforceable as to each of them in accordance with their terms.

         Section 5.03      No Conflicts or Defaults; No Violations

     Neither the execution, delivery or performance of this Agreement by Buyers nor the consummation of the transactions contemplated hereby will (with or without the giving of notice, lapse of time or both): (a) contravene any provisions of any law, statute, rule or regulation or any order, writ, judgment, injunction or decree of any court or governmental instrumentality; or
(b) conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any of Buyers pursuant to the terms of any note, bond, indenture, mortgage, deed of trust, loan agreement, credit agreement, lease, franchise, or any other agreement, contract or instrument to which either of them is a party or to which any of their respective properties or assets is subject; or (c) violate any provision of their respective Organizational Documents.

         Section 5.04      Litigation

     There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, or to the knowledge of Buyers, threatened, relating to, or seeking to prohibit or otherwise challenge the consummation of this Agreement or the transactions contemplated by this Agreement or to obtain substantial damages with respect thereto.

         Section 5.05      Investment Company

     None of Buyers is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         Section 5.06      Consents

     Except the filings under the HSR Act described in Section 6.04, the consent of HUD to the transactions contemplated by this Agreement, the consent of mortgagees holding mortgages on the Properties, and as set forth in Schedule 5.06, no approval or consent of, notice to, or filing or registration with, or authorization, order, license, certificate, or permit of or from, any governmental authority or any other notice to or consent of any third party is required to be made by Buyers in connection with (a) the execution, delivery and performance of, (b) the legality, validity, binding effect or enforceability of, or (c) the consummation of the transactions contemplated by this Agreement.

         Section 5.07      HUD Consents

     Buyers have no knowledge of any reason why the approvals of HUD referred to in Section 6.05 cannot be obtained on or prior to May 30, 1998, except for administrative delays by HUD and the fact that HUD is currently giving close reviews to companies which have purchased other companies with interests in HUD subsidized housing using deferred purchase price payments.

         Section 5.08      Completeness of Disclosure

     No representation or warranty by Buyers in this Agreement contains, or when delivered will contain, an untrue statement of a material fact or omits, or when delivered will omit, to state a material fact required to be stated therein or necessary, in light of the circumstances in which such statements are made, to make the statements made therein not misleading.

         Section 5.09      Absence of Inducement

     In entering into this Agreement, Buyers have not been induced by, or relied upon, any representations, warranties or statements of any of Sellers concerning any matter not set forth or referred to in this Agreement, whether or not such representations, warranties or statements have actually been made, in writing or orally, except that Buyers have relied upon Sellers' having disclosed to Buyers all information, and provided to Buyers true, complete and correct copies of all agreements, documents and data, that Buyers or their Affiliates have requested in connection with its determination whether to enter into this Agreement. Each of Buyers acknowledges that, in entering into this Agreement, Sellers have been induced by and relied upon the representations and warranties of Buyers herein set forth.

         Section 5.10      No Knowledge of Breach

     None of Buyers has any knowledge on the date hereof of any facts or circumstances which would cause any representation or warranty of any of Sellers in this Agreement to be misleading or incorrect in any respect or is aware of any statement which was omitted from any such representation or warranty which is necessary to make the statements made in any such representation or warranty not misleading.

VI.      Additional Agreements

         Section 6.01      Performance of Covenants

     (a) Each of Sellers, jointly and severally, covenants and agrees to perform or cause to be performed the covenants of any of them under this Agreement.

     (b) Each of Buyers, jointly and severally, covenants and agrees to perform or cause to be performed the covenants of any of them under this Agreement.

         Section 6.02      General

     (a) Each of Sellers will use all reasonable efforts and take all reasonable steps, and will cooperate with Buyers, to cause to be fulfilled those of the conditions set forth in this Agreement to the parties' respective obligations to consummate the transactions contemplated by this Agreement that are dependent upon the actions or inactions of any of Sellers, and to execute and deliver such instruments and take such other reasonable actions as may be necessary or appropriate in order to carry out the intent of this Agreement and consummate the transactions contemplated hereby.

     (b) Each of Buyers will use all reasonable efforts and take all reasonable steps, and will cooperate with Sellers, to cause to be fulfilled those of the conditions set forth in this Agreement to the parties' respective obligations to consummate the transactions contemplated by this Agreement that are dependent upon the actions or inactions of Buyers, and to execute and deliver such instruments and take such other reasonable actions as may be necessary or appropriate in order to carry out the intent of this Agreement and consummate the transactions contemplated hereby.

         Section 6.03      Other Agreements; Conduct of Business

     (a) From the date hereof until the Closing, Sellers and their Affiliates will each:

     (i) use its reasonable efforts to cause all representations and warranties made by them hereunder to be true and correct in all material respects as of the Closing as if made on the Closing Date, except for changes in the ordinary course of business of WFA, FWC, the Subsidiaries, the Partnerships and the Lower Tier Entities consistent with past practice; provided, however, that nothing herein shall require any of such Persons to violate any fiduciary duty obligation owed to any of the Partnerships or the Lower Tier Entities;

     (ii) use its reasonable efforts to preserve intact the business organization and operations of WFA, FWC, the Subsidiaries, the Partnerships and the Lower Tier Entities, to keep available the services of its present officers and employees, to preserve in full force and effect their contracts, agreements, instruments, leases, licenses, arrangements, and understandings, and to preserve the present business relationships and good will of their suppliers, customers, and others having business relations with any of them;

     (iii) not permit the  amendment of any of the  Organizational  Documents of
(A) any of Sellers or the Subsidiaries or (B) subject to the fiduciary duty obligation owed by a Seller or Subsidiary to a Partnership or Lower Tier Entity, any of the Partnerships or Lower Tier Entities; and

     (iv) cause the business and operations of the Subsidiaries, the Partnerships or Lower Tier Entities to be conducted in all respects only in the ordinary course consistent with past practices utilizing the highest commercial standards and in accordance with the terms of the provisions of the Organizational Documents of such Persons.

     (b) From the date hereof until each HUD Closing, Sellers and their Affiliates will each:

     (i) use its reasonable efforts to cause all representations and warranties to be made by them hereunder on such HUD Closing Date to be true and correct in all material respects as of such HUD Closing as if made on such HUD Closing Date, except for changes in the ordinary course of business of the HUD Entities consistent with past practice; provided, however, that nothing herein shall require any of such Persons to violate any fiduciary duty obligation owed to any of the HUD Entities;

     (ii) use its reasonable efforts to preserve intact the business organization and operations of the HUD Entities, to keep available the services of their present officers and employees, to preserve in full force and effect their contracts, agreements, instruments, leases, licenses, arrangements, and understandings, and to preserve the present business relationships and good will of their suppliers, customers, and others having business relations with any of them;

     (iii) subject to the fiduciary duty obligation owed by a Seller or Subsidiary to an HUD Entity, not permit any of the Organizational Documents of any of the HUD Entities to be amended; and

     (iv) cause the business and operations of the HUD Entities to be conducted in all respects only in the ordinary course consistent with past practices utilizing the highest commercial standards and in accordance with the terms of the provisions of the Organizational Documents of such Persons.

         Section 6.04      Hart-Scott-Rodino Filings

     Buyers, on the one hand, and Sellers, on the other hand, each represent to the other that they have filed all Notification and Report Forms and related material that they are required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), in connection with the transactions contemplated by this Agreement and each covenants to the other that they shall make any further filings pursuant thereto that may be necessary in connection therewith.

         Section 6.05      Consents and Filings

     As soon as practicable after the date hereof and before the Closing, except as set forth on Schedule 6.05 and except for the consents of mortgagees which hold mortgages on any of the Properties, Sellers and Buyers each shall cooperate with each other and shall use all reasonable efforts to obtain all consents, approvals, waivers, or other documents from any third parties, including any governmental authorities, and make all filings, registrations and other notifications, as (i) may be required to consummate the transactions contemplated by this Agreement or (ii) are set forth on Schedule 4.12.

     Section 6.06 Delivery of Financial Statements Required for SEC Filings; Statements of Operations

     Following the Closing Date, Sellers shall, promptly following any request from Buyers, timely deliver to Buyer such financial statements and other financial information, with respect to such accounting periods, of such of Sellers and/or their Affiliates (including, without limitation, the Subsidiaries, the Subject LPs and the Subject Lower Tier Entities), and such Subject Property descriptions, as IFG, Insignia Properties Trust and/or their Affiliates shall require in connection with any filings with the SEC or any other regulatory authority. Such financial statements shall contain such information, and be in such form, and shall be delivered with such reports of certified public accountants thereon and such consents of such certified public accountants, if any, as shall be required by the SEC or other regulatory authority. Buyers shall reimburse Sellers for the incremental accounting fees of their certified public accountants for preparing any such information or statements which would not otherwise have been required to be prepared at any time for any of Sellers, the Subsidiaries, the Subject LPs or the Subject Lower Tier Entities. Buyers shall use their reasonable efforts to give Sellers as much notice as is practicable of the financial statements and other financial information it will require and Sellers shall use their best efforts to deliver requested statements and information in the form and at the time required.

         Section 6.07      [Omitted]

         Section 6.08      Confidentiality

     (a) Each of Sellers shall, before and after the Closing, insure that all confidential information which any of Sellers or their Affiliates, or any of their respective officers, directors, partners, employees, counsel, agents, investment bankers, or accountants, may now possess or may hereafter create or obtain relating to the condition (financial or otherwise), results of operations, business, properties, assets, liabilities, or future prospects of any of the Subsidiaries, the Partnerships, and the Lower Tier Entities, any Properties, Buyers or their Affiliates, shall not be published, disclosed, or made accessible by any of them to any other Person at any time or used by any of them after the Closing, in each case without the prior written consent of Buyers; provided, however, that the restrictions of this sentence shall not apply (i) to the extent any such disclosure may otherwise be required by law,
(ii) to the extent any such disclosure may be necessary in connection with the enforcement of this Agreement, or (iii) to the extent such information shall have otherwise become publicly available without any breach of this Agreement or any other confidentiality obligations of any Person. Sellers shall, and shall cause the Subsidiaries, the Partnerships and the Lower Tier Entities, and all other such Persons to, at Buyers' request after the Closing, deliver to Buyers any documents or other medium containing such confidential information to which the restrictions of the foregoing sentence apply.

     (b) Buyers shall, before the Closing, insure that all confidential information which Buyers or their Affiliates, or any of their respective officers, directors, partners, employees, counsel, agents, potential sources of financing, investments bankers or accountants, may possess or may hereafter create or obtain relating to the condition (financial or otherwise), results of operations, business, properties, assets, liabilities, or future prospects of Sellers, any of the Subsidiaries, the Partnerships and the Lower Tier Entities or any Properties shall not be published, disclosed, or made accessible by Buyers to any other Person at any time or used by Buyers (except in preparation for the consummation of the transactions contemplated by this Agreement), in each case without the prior written consent of Sellers; provided, however, that the restrictions of this sentence shall not apply (i) to the extent any such disclosure that may be required in connection with any SEC filings by Buyers or their Affiliates, or otherwise be required by law, (ii) may be necessary in connection with the enforcement of this Agreement, or (iii) to the extent such information shall have otherwise become publicly available without any breach of this Agreement or any other confidentiality obligations of any Person. If the Closing shall not occur for any reason, Buyers shall, and shall cause all other such Persons to, at Sellers' request, deliver to Sellers any documents or other materials containing such confidential information to which the restrictions of the foregoing sentence apply.

         Section 6.09      Public Statements

     (a) From the date hereof until the Closing, Sellers and their Affiliates shall discuss and coordinate with Buyers and Buyers shall discuss and coordinate with Sellers with respect to any public filing or announcement required concerning any of the transactions contemplated by this Agreement. No public filing or announcement concerning any of the transactions contemplated by this Agreement shall be made by any of them, without the consent of both Sellers and Buyers, except as required by law. The parties agree that a press release in the form attached as Exhibit F may be released by Buyers or their Affiliates upon execution hereof.

     (b)  Following  the Closing,  other than the press  release  referred to in
Section 6.09(a), none of Sellers nor any principals or executives of, or Affiliates of, Sellers (including Michael Ashner and Peter Braverman) shall make any public or private statements whatsoever concerning the transactions contemplated by this Agreement in addition to or inconsistent with public disclosures of Buyers or their Affiliates, except to the extent required (i) by law (including the federal securities laws), (ii) by the partnership agreement of any of the Partnerships or WFA, (iii) by any contractual obligations of Sellers or the Partnerships to lenders or other third parties or (iv) in connection with the enforcement of Sellers' or their Affiliates' rights under the Purchase Agreement or the Additional Document.

         Section 6.10      Limited Release

     At the Closing, Sellers of Units and Other Units shall deliver a release from each of them in the form of Exhibit G with respect to certain claims of any of them or their successors or assigns against any of the Subsidiaries, the Partnerships and the Lower Tier Entities, or their respective partners, directors, officers, employees, agents, and Affiliates, and any other control person under Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         Section 6.11      Voting by Sellers

     Subject to its fiduciary duties when acting as general partner of a Partnership and as may be required by the provisions of the partnership agreement of any Partnership, Sellers each agree that until (i) each Subsequent Closing Date, as to Units to be transferred at such Subsequent Closing Date and
(ii) the Closing Date with respect to all other Units and the Other Units, it will vote, and will cause its Affiliates to vote, any Units and Other Units which any of them is entitled to vote, directly or indirectly, against, and shall not take any action to cause, (a) any merger, consolidation, reorganization, other business combination, or recapitalization involving any of the Partnerships or the Lower Tier Entities, (b) any dissolution, liquidation, or termination of any of the Partnerships or the Lower Tier Entities, (c) any sale of any assets of any of the Partnerships or the Lower Tier Entities,
(d) the amendment of the limited partnership agreement or any other Organizational Document of any of the Partnerships or the Lower Tier Entities,
(e) any change in the general partner (defined below) of any Partnership or Lower Tier Entity, or (f) any proposition the effect of which may be to inhibit, prohibit, restrict, or delay the consummation of any of the transactions contemplated by this Agreement or impair the contemplated benefits to Buyers and their Affiliates of the transactions contemplated by this Agreement. It is understood that at any time Sellers or any of their Affiliates would be permitted under this Section to vote their general partnership interest in any Partnership or Lower Tier Entity in favor of or take any action set forth above because to fail to do so would be a breach of the fiduciary duty of the general partner of such Partnership or Lower Tier Entity, the Seller or its Affiliate which is the holder of limited partner interests in the same Partnership or Lower Tier Entity shall also be permitted under this Section to vote such limited partnership interests in favor of such action. For purposes of this Agreement, the term "change in the general partner" of a Partnership or Lower Tier Entity shall include, without limitation, a change in the Person who is the general partner, a change in the powers or authority of such Person or a change legally or beneficially in the Person or Persons with the power to direct the general partner. After the Closing and until the Units are transferred to IFG or its designee, Sellers will vote, and will cause their Affiliates to vote, any Units on any matter on which they are entitled to vote in the manner directed by the managing general partner of the Partnership which issued such Units.

         Section 6.12      Access

     From the date hereof until the Closing and, with respect to the HUD Entities, the HUD Closing, Sellers shall (a) give Buyers and their authorized representatives full access to all offices and other facilities and properties of Sellers, the Subsidiaries, the Partnerships and the Lower Tier Entities and to the books and records of Sellers, the Subsidiaries, the Partnerships and the Lower Tier Entities (and permit Buyers to make copies thereof), (b) permit Buyers to make inspections thereof, and (c) cause their respective officers and advisers (including, without limitation, their auditors, attorneys, financial advisors and other consultants, agents and advisors) to furnish Buyer with such financial and operating data and other information with respect to the business and properties of Sellers, the Subsidiaries, the Partnerships and the Lower Tier Entities, and to discuss with Buyers and their authorized representatives the affairs of Sellers, the Subsidiaries, the Partnerships and the Lower Tier Entities, all as Buyers may from time to time reasonably request. Statements made by Sellers and their authorized representatives in the course of any such discussions shall not constitute representations or warranties for purposes of this Agreement.

         Section 6.13      No Transfers or Encumbrances

     Sellers shall not, directly or indirectly, sell, assign, gift, pledge, or otherwise transfer or encumber any capital stock or the general partnership interests in any of the Subsidiaries, the Partnerships or the Lower Tier Entities or any Interests, Units or Other Units on or before the Closing or, in the case of the HUD Entities, the applicable HUD Closing at which the Interests, Units or Other Units are to be transferred to Buyers. None of Sellers or their Affiliates shall commence at any time after the date hereof any tender offer for, or otherwise purchase or acquire or offer to purchase or acquire, any units of limited partnership interest in any Partnership.

         Section 6.14      Notice of Certain Events; SEC Reports

     (a) From the date hereof until the Closing or, with respect to the HUD Entities, the HUD Closing, each of Sellers shall immediately give Buyers (i) written notice of the occurrence, or failure to occur, of any event or state of facts that would cause any representation or warranty contained in this Agreement to be untrue or inaccurate or any covenant, condition or agreement which is to be performed or satisfied by it impossible to be so complied with or satisfied or make such performance or satisfaction materially more difficult than in the absence of such fact or occurrence or which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or a Schedule or Exhibit hereto; (ii) a copy of each registration statement, annual, quarterly or current report, proxy or information statement, or other document (including exhibits and all material incorporated by reference) filed by any Subject LP with the SEC or any other governmental authority (other than filings under the HSR Act);
(iii) copies of all notices of default given to any of Sellers, their Affiliates, the Subject LPs or the Subject Lower Tier Entities with respect to any Debt, Management Agreement or Material Agreement; and (iv) copies of all reports and other documents prepared for the stockholders or the limited partners or general partners of any of WFA, FWC, the Subsidiaries, the Partnerships or the Lower Tier Entities and copies of the minutes of all meetings of, and actions taken (with or without a meeting), by the stockholders or the limited partners or any general partner of any of WFA, FWC, the Subsidiaries, the Partnerships or the Lower Tier Entities. No notification under this Section 6.14(a) shall affect or modify the representations, warranties, covenants or agreements of any of Sellers or the conditions to the respective obligations of the parties hereunder.

     (b) From the date hereof until the Closing, each HUD Closing and each Subsequent Closing, as the case may be, Buyers shall immediately give Sellers
(i) written notice of the occurrence, or failure to occur, of any event or state of facts that would cause any representation or warranty contained in this Agreement to be untrue or inaccurate or any covenant, condition or agreement which is to be performed or satisfied by Buyers impossible to be so complied with or satisfied or make such performance or satisfaction materially more difficult than in the absence of such fact or occurrence or which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or a Schedule or Exhibit hereto; (ii) a copy of each registration statement, annual, quarterly or current report, proxy or information statement, or other document (including exhibits and all material incorporated by reference) filed by Buyers with the SEC or any other governmental authority (other than filings under the HSR Act); and (iii) copies of all reports and other documents prepared for the stockholders or members of Buyers. No notification under this Section 6.14(b) shall affect or modify the representations, warranties, covenants or agreements of Buyers or the conditions to the respective obligations of the parties hereunder.


     (c) From the date hereof until the Closing or, in the case of the HUD Entities, each HUD Closing, each of Sellers shall immediately give Buyers written notice of any event at a Partnership or Lower Tier Entity which may give rise to a claim against any of WFA, FWC or the Subsidiaries by reason of its serving, directly or indirectly, as a general partner of a Partnership or Lower Tier Entity. No notification under this Section 6.14(c) shall affect or modify the representations, warranties, covenants or agreements of Sellers or the conditions to the respective obligations of the parties hereunder.

         Section 6.15      [Omitted]

         Section 6.16      Realization of Interests

     Sellers shall not, and shall not permit their Affiliates to, reduce, modify or compromise the terms or amount of any of the Interests without the prior written consent of IFG. From and after the Closing, Sellers shall, and shall cause their Affiliates to, use their commercially reasonable efforts to collect, as soon as practicable, all amounts due and which become due upon each of the Interests, and immediately upon receipt of any portion thereof shall remit such proceeds to IFG or its designee.

         Section 6.17      Other Proposals

     From the date hereof until the earlier of the Closing or the termination of this Agreement in accordance with its terms, Sellers and their Affiliates shall not, and shall neither authorize nor permit any officer, director, employee, counsel, agent, investment banker, accountant, or other representative of any of them or of any Subsidiary, Partnership or Lower Tier Entity, directly or indirectly, to: (i) initiate contact with any Person in an effort to solicit a Takeover Proposal (defined below); (ii) cooperate with, or furnish or cause to be furnished any nonpublic information concerning the residential business, properties, or assets of any of WFA, FWC, the Subsidiaries, the Partnerships or the Lower Tier Entities to any Person in connection with any Takeover Proposal;
(iii) negotiate with any Person with respect to any Takeover Proposal; or (iv) enter into any agreement or understanding with the intent to effect a Takeover Proposal; provided, however, that nothing herein shall require any Seller or its Affiliates to breach any fiduciary duty as general partner of a Partnership. Sellers will immediately give written notice to the Purchaser of the details of any Takeover Proposal of which any of them becomes aware. As used in this
Section 6.17, "Takeover Proposal" means any proposal, other than as contemplated by this Agreement: (i) for a merger, consolidation, reorganization, other business combination, or recapitalization involving any of FWC, the Subsidiaries, the Partnerships or the Lower Tier Entities, for the acquisition of a 5% or greater interest in the equity of any of FWC, the Subsidiaries, the Partnerships or the Lower Tier Entities, for the acquisition of the right to cast 5% or more of the votes on any matter with respect to any of FWC, the Subsidiaries, the Partnerships or the Lower Tier Entities, or for the acquisition of a substantial portion of any of their respective residential assets other than in the ordinary course of their respective businesses or (ii) the effect of which may be to prohibit, restrict, or delay the consummation of any of the transactions contemplated by this Agreement or to impair the contemplated benefits to Buyers of any of the transactions contemplated by this Agreement.

         Section 6.18      Partnership Records

     (a) Sellers shall cooperate with Buyers to provide Buyers with full access to, and copies of, all books, records and other materials relating to the Partnerships and the Lower Tier Entities as Buyers shall reasonably request, whether any of the foregoing are maintained by any of Sellers, the Subsidiaries, the Partnerships, the Lower Tier Entities or their agents or advisors. Sellers shall provide, and shall cause each of their Affiliates, the Subsidiaries, the Partnerships and the Lower Tier Entities to provide, at their own expense, such time and assistance of their financial, accounting and data processing staffs as reasonably required to provide Buyers with the foregoing access and materials.

     (b) From the date hereof until the Closing and, with respect to the HUD Entities, each HUD Closing, Sellers shall promptly deliver to Buyers copies of such information maintained on and reports generated by computer systems of Sellers and their Affiliates as Buyers shall reasonably request.

     (c) If this Agreement is terminated prior to the Closing, Buyers shall, promptly upon request of Sellers, return or destroy all confidential information obtained under this Section 6.18 to Sellers.

         Section 6.19      Preservation of Existence

     (a) From the Closing and until the date ten years after the Closing, WFA and FWC shall preserve and maintain their respective limited partnership and corporate existence, rights, franchises and privileges in their respective jurisdictions of organization and qualify and remain qualified as a foreign limited partnership and corporation, respectively, and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization; provided, however, the foregoing obligation shall terminate as to WFA or FWC on such earlier date on which it no longer directly or indirectly beneficially owns any interest in a Property.

     (b) From the Closing and until the date ten years after the Closing, WFA and FWC shall cause to be preserved and maintained the limited partnership or corporate, as the case may be, existence, rights, franchises and privileges of the Subsidiaries, the Partnerships, the Lower Tier Entities in their respective jurisdictions of organization and to qualify and remain qualified as a foreign limited partnership or corporation, as the case may be, and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization; provided, however, that the foregoing obligation shall terminate as to any Subsidiary, Partnership, Lower Tier Entity or other entity on such earlier date that it no longer directly or indirectly beneficially owns any interest in a Property.

         Section 6.20      Tax Reporting; Taxes

     (a) Sellers and their Affiliates, on the one hand, and Buyers and their Affiliates, on the other hand, intend and agree that the assets being acquired by Buyers and the consideration being paid by Buyers therefor pursuant to this Agreement are as set forth in Section 1.01 hereof. Except as otherwise required by law, Sellers and their Affiliates, on the one hand, and Buyers and their Affiliates, on the other hand, shall not permit an election to be made, an accounting method for tax purposes to be adopted or a position to be taken on any tax return or in any audit, other administrative proceeding or judicial proceeding involving taxes that is inconsistent with the provisions of this Agreement, the Winthrop Amendment or the Stockholders' Agreement. Notwithstanding anything herein to the contrary, this covenant shall survive for the applicable tax statute of limitations plus 60 days; provided, however, that any claims hereunder that have been made before such date shall survive until the final resolution thereof.

     (b) Sellers shall promptly deliver to Buyers, and Buyers shall promptly deliver to Sellers, a copy of any written notice received from a Tax Authority subsequent to the Closing Date regarding Taxes or a Tax Proceeding (i) with respect to any of WFA, FWC, the Subsidiaries, the Partnerships or the Lower Tier Entities for any period prior to the Closing Date or, with respect to the HUD Entities, each HUD Closing Date, (ii) for which Sellers or Buyers could have an indemnification obligation under Article X, or (iii) which involves issues that could affect the tax treatment as to Sellers, Buyers or their Affiliates with respect to the transactions contemplated by this Agreement.

     (c) The federal, state and local income tax returns and information returns (including any related or supporting information and schedules) for each of the Subject LPs shall be prepared so as to, among other things, (i) reflect IFG as the owner of said Units as of the day immediately following the Closing Date or Subsequent Closing Date, as applicable, and (ii) close the books of the applicable Subject LP as of the Closing Date or Subsequent Closing Date, as applicable, and treat each of the portion of the applicable calendar year ending with the Closing Date or Subsequent Closing Date, as applicable, and the balance of the calendar year, respectively, as a separate taxable year, except that income, gain, loss, deductions and credits from ordinary operations of such Subject LP (but not from any sale or other disposition of any Properties or other assets owned by such partnership) for the calendar month which includes the Closing Date or Subsequent Closing Date, as applicable, shall be apportioned on a per diem basis.

     (d) In the event any Subject LP (or Subject Lower Tier Entity owned by it) is required to pay any income Taxes with respect to the income allocable to the Units or Other Units which were required to be withheld for any period prior to Closing or, in the case of Westbury Investors Limited Partnership, the applicable HUD Closing, and any of Sellers obtains a tax benefit from such payment, Sellers will pay to Buyers an amount equal to such tax benefit multiplied by the Scheduled Ownership Percentage for such Subject LP within ten business days of the filing of the tax return on which any of Sellers recognized such tax benefit.

         Section 6.21      Price Adjustment

     Sellers shall use their reasonable efforts to minimize any price adjustment pursuant to Section 8.05.

VII.     Covenants of Sellers

         Section 7.01      Ordinary Course

     Each of Sellers, jointly and severally, covenants and agrees that from the date hereof until the Closing or, in the case of the HUD Entities, the applicable HUD Closing, Sellers shall cause the Subsidiaries, the Partnerships and the Lower Tier Entities and their businesses and Properties to be operated only in the ordinary course consistent with past practice and the fiduciary duties of the general partners, in accordance with the partnership agreements, utilizing reasonable commercial standards.

         Section 7.02      Liens

     From the date hereof until the Closing or, in the case of the HUD Entities, the applicable HUD Closing, none of Sellers will, or will permit any of the Subsidiaries, the Subject LPs or the Subject Lower Tier Entities to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of any of the Subsidiaries, the Subject LPs or the Subject Lower Tier Entities, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to any of the Subsidiaries, the Subject LPs or the Subject Lower Tier Entities), or assign any right to receive income or permit the filing of any financing statement under the Uniform Commercial Code or any other similar notice of Lien under any similar recording or notice statute, or grant rights with respect to, or otherwise encumber or create a security interest in, such property or assets or any portion thereof or any other revenues therefrom or the proceeds payable upon the sale, transfer or other disposition of such property or asset or any portion thereof, or permit or suffer any such action to be taken, except the following:

                    (a)     [Omitted]

     (b) Liens for taxes, assessments or other governmental charges not yet delinquent or which are being diligently contested in good faith and by appropriate proceedings, if (i) reasonable reserves in an amount not less than the tax, assessment or governmental charge being so contested shall have been included in the Most Current Balance Sheet for such Subject LP, or such contested amount shall have been duly bonded in accordance with applicable law,
(ii) no risk of sale, forfeiture or loss of any real property of any Subject LP or Subject Lower Tier Entity or any part thereof arises during the pendency of such contest, and (iii) such contest does not have a materially adverse effect on any Subject LP or Subject Lower Tier Entity;

     (c) Liens in respect of property or assets of any of the Subsidiaries, the Subject LPs or the Subject Lower Tier Entities imposed by law, which were incurred in the ordinary course of business and do not secure any Debt, such as carriers', warehousemen's, materialmen's, and mechanics' liens and other similar Liens arising in the ordinary course of business, and (i) which do not in the aggregate materially detract from the value of any Subsidiary's, Subject LP's or Subject Lower Tier Entity's property or assets or materially impair the use thereof in the operation of the business of any Subsidiary, Subject LP or Subject Lower Tier Entity or (ii) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien; and

     (d) Liens on property or assets securing Permitted Refinancing Debt (defined below) provided that such property or assets were subject to the Liens securing the Debt so refinanced. For purposes of this Agreement, "Permitted Refinancing Debt" is Debt that replaces or refinances Debt of any Subject LP or Subject Lower Tier Entity existing on the date hereof provided that: (i) the aggregate principal amount of such Debt does not exceed 105% of the sum of
(x) the outstanding principal amount of, and accrued interest on, the Debt so replaced or refinanced, (y) any closing costs incurred in connection with such replacement or refinancing, and (z) any reserves required by the lender under the terms of the loan and (ii) the incurrence of such Debt and the grant of such Liens do not cause any representation or warranty herein by any of Sellers to be incorrect in any material respect or constitute a breach of any covenant or agreement of any of Sellers herein or therein, except to the extent such new Debt is not reflected in the representation as to Existing Indebtedness and such omission of such new Debt shall not violate Sellers' covenant to use reasonable efforts to cause the representations to be true at the Closing Date, or, in the case of the HUD Entities, the applicable HUD Closing Date.

         Section 7.03      Dissolution

     From the date hereof until the Closing, Sellers shall not cause or permit any Partnership or Lower Tier Entity to dissolve, terminate, liquidate, merge with or consolidate into another Person except as required by the fiduciary duty of the general partner of such Partnership or Lower Tier Entity.

         Section 7.04      New Lines of Business

     From the date hereof until the Closing or, in the case of the HUD Entities, the applicable HUD Closing, Sellers shall not cause or permit the Subsidiaries, the Partnerships or the Lower Tier Entities to enter into any line of business other than its business on the date hereof, or make any material change in the scope or nature of its business, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

         Section 7.05      Forgiveness of Debt

     From the date hereof until the Closing or, in the case of the HUD Entities, the applicable HUD Closing, Sellers shall not cause or permit the Subsidiaries or the Lower Tier Entities to cancel or otherwise forgive, release or waive any claim or Debt owed to it by any Person or rights of substantial value, except in the case of any claim or Debt not material individually or in the aggregate, for adequate consideration and in the ordinary course of business consistent with past practice.

         Section 7.06      Affiliate Transactions

     From the date hereof until the Closing or, in the case of the HUD Entities, the applicable HUD Closing, none of Sellers shall enter into, or be a party to, or cause or suffer any of its Affiliates to enter into or be a party to, any transaction with any of the Partnerships or Lower Tier Entities or cause any compensation to be payable from any such Person except transactions required by Existing Agreements in the ordinary course of business consistent with past practice and on terms which are no less favorable to such of the Partnerships or Lower Tier Entities than would be obtained in a comparable arm's length transaction with an unrelated third party, and none of Sellers or any of their respective Affiliates shall enter into any new agreement with or relating to any of the Partnerships or Lower Tier Entities or the Properties, or amend, modify or terminate any agreement listed on Schedule 4.15(a) or 4.15(b.1). Any such transactions will be disclosed to Buyers in writing on the Closing Date or such HUD Closing Date, as the case may be, in an officer's certificate of the relevant Person.

         Section 7.07      Assets

     From the date hereof until the Closing or, in the case of the HUD Entities, the HUD Closing, Sellers shall not cause or permit any of the Partnerships or Lower Tier Entities to acquire or dispose, or agree to acquire or dispose, of any assets, except in the ordinary course of business consistent with past practice and on commercially reasonable terms or except where a failure to do so would be a breach of fiduciary duty; provided, however, that in the event of any disposition or dissolution of a Partnership or Lower Tier Entity or any real property owned directly or indirectly by any of them, Buyers may elect not to close without liability to Sellers.

         Section 7.08      Advances, Investments and Loans

     From the date hereof until the Closing or, in the case of the HUD Entities, the applicable HUD Closing, none of Sellers will cause or permit any of the Subsidiaries, the Partnerships or the Lower Tier Entities, directly or indirectly, to lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any limited or general partnership interests or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract or to agree to do any of the foregoing, except that any of the Subsidiaries, the Partnerships and the Lower Tier Entities may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms.

         Section 7.09      No Contrary Agreements

     From the date hereof until the Closing or, in the case of the HUD Entities, the applicable HUD Closing, none of Sellers shall agree or otherwise commit, whether or not in writing, or permit any of the Subsidiaries, the Partnerships or the Lower Tier Entities to agree or commit, to do anything which would not be permitted to be done under this Agreement.

VIII.    Conditions to Obligations of Buyers

     The obligations of Buyers under this Agreement are subject to the following conditions (unless waived by Buyers in writing):

     Section 8.01 Accuracy of Representations and Compliance with Conditions

     (a) All representations and warranties of Sellers contained in this Agreement shall be accurate as of the Closing, in all material respects with the same effect as if made on and as of such date, except for changes expressly permitted or required by this Agreement. As of the Closing, Sellers shall have performed and complied in all material respects with all covenants and agreements and satisfied all conditions required to be performed and complied with by any of them at or before such time. At the Closing, Buyers shall have received certificates to the effect of the first two sentences of this
Section 8.01(a) executed by the chief executive officer and the chief financial officer of each Seller dated as of the Closing Date, in form and substance satisfactory to Buyers. It is expressly agreed that, for purposes of the first sentence of this Section 8.01(a) and Section 12.01(a)(ii)(E), changes in the ordinary course referred to in Section 6.03(a) shall not be deemed to be changes permitted or required by this Agreement and may result in a failure of the condition set forth in this Section 8.01(a) to Buyers' obligations under this Agreement.

     (b) All representations and warranties of Sellers contained in this Agreement insofar as they relate to the HUD Entities, the Properties owned by any of them and the transactions to be consummated at the applicable HUD Closing shall be accurate as of such HUD Closing, in all material respects with the same effect as if made on and as of such date, except for changes expressly permitted or required by this Agreement. As of each HUD Closing, Sellers shall have performed and complied in all material respects with all covenants and agreements and satisfied all conditions required to be performed and complied with by any of them at or before such time. At each HUD Closing, Buyers shall have received certificates to the effect of the first two sentences of this
Section 8.01(b) executed by the chief executive officer and the chief financial officer of each Seller dated as of such HUD Closing Date, in form and substance satisfactory to Buyers. It is expressly agreed that, for purposes of the first sentence of this Section 8.01(b) and Section 12.01(b)(ii)(E), changes in the ordinary course referred to in Section 6.03(a) shall not be deemed to be changes permitted or required by this Agreement and may result in a failure of the condition set forth in this Section 8.01(b) to Buyers' obligations under this Agreement.

     (c) All representations and warranties of Sellers contained in Sections 4.01, 4.02, 4.03, 4.04, 4.05, 4.26, 4.32, 4.33 and 4.34 of this Agreement shall be accurate as of each Subsequent Closing, in all material respects with the same effect as if made on and as of such date, except for changes expressly permitted or required by this Agreement. As of each Subsequent Closing, Sellers shall have performed and complied in all material respects with all covenants and agreements and satisfied all conditions required to be performed and complied with by any of them at or before such time. At each Subsequent Closing, Buyers shall have received certificates to the effect of the first two sentences of this Section 8.01(c) executed by the chief executive officer and the chief financial officer of each Seller dated as of such Subsequent Closing Date, in form and substance satisfactory to Buyers. It is expressly agreed that, for purposes of the first sentence of this Section 8.01(c) and
Section 12.01(c)(ii)(D),   changes  in  the  ordinary   course  referred  to  in
Section 6.03(a) shall not be deemed to be changes permitted or required by this Agreement and may result in a failure of the condition set forth in this
Section 8.01(c) to Buyers' obligations under this Agreement.

         Section 8.02      Sellers' Deliveries

     Sellers shall have delivered to Buyers (a) at the Closing, the documents set forth in Section 3.02(a)(i), (b) at each HUD Closing, the documents set forth in Section 3.02(b)(i), and (c) at each Subsequent Closing, the documents set forth in Section 3.02(c)(i).

         Section 8.03      Legal Action

     There shall not have been instituted or threatened any legal proceeding (a) relating to, or seeking to prohibit or otherwise challenge, the consummation of this Agreement or the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto; or (b) which Buyers shall reasonably determine could have a materially adverse effect on the business, assets, liabilities, condition (financial or otherwise) or prospects of any of the Subsidiaries, the Subject LPs or the Subject Lower Tier Entities or (c) alleging any violation of any provision of any federal or state securities law or seeking to obtain any payment or damages pursuant thereto (in each case, whether or not such allegation shall have any merit).

         Section 8.04      No Material Adverse Change

     As of the Closing or, with respect to the HUD Entities and the Subject Properties owned by any of them, the applicable HUD Closing there shall not have been any material adverse change since the date hereof or, in the case of the Subject LPs, the date of their respective Most Current Balance Sheets, in the condition (financial or otherwise), results of operations, business, Subject Properties, assets, nature of assets or liabilities of any of WFA, FWC, the Subsidiaries, the Subject LPs, or the Subject Lower Tier Entities.

         Section 8.05      Property Events

     (a) If, between the date hereof and the Closing Date or, in the case of the HUD Entities and the Subject Properties owned by any of them, the applicable HUD Closing Date, any of the Subject LPs or the Subject Lower Tier Entities incur or become liable for (primarily or otherwise) any actual or threatened Environmental Liabilities (exclusive of liabilities associated with non-friable asbestos) with respect to any of the Subject Properties or the conduct of the business of any of the Subject LPs or the Subject Lower Tier Entities or, in the course of its due diligence, Buyers learn of existing environmental conditions or activities based upon which it is reasonably likely that any of the Subject LPs, the Subject Lower Tier Entities, Buyers, or any of their Affiliates may incur or become liable for Environmental Liabilities (exclusive of liabilities associated with non-friable asbestos), in each case not disclosed to Buyers on a Schedule or Exhibit hereto, which aggregate Environmental Liabilities (exclusive of liabilities associated with non-friable asbestos) (calculated by multiplying the Environmental Liability (exclusive of liabilities associated with non-friable asbestos) of each Subject LP by its Scheduled Ownership Percentage and totaling such amounts for all Subject LPs) (the "Environmental Losses") exceed $325,000, Buyers may elect not to close any or all of the transactions contemplated by this Agreement (which have not yet closed) which are affected by such Environmental Liabilities (an "Affected Transaction") based on such Environmental Losses without liability to Sellers; unless, either Buyers or Sellers shall elect to require that the purchase price be reduced by the amount that the Environmental Losses exceeds $325,000 up to a maximum purchase price reduction of $1,625,000, in which case the purchase price shall be so reduced and neither Buyers nor Sellers may then rightfully refuse to close based on such Environmental Losses; provided, however, that if the Environmental Losses exceed $1,950,000, Buyers shall have the sole right to require a purchase price reduction of $1,625,000 or may, at their sole option, refuse to close any or all of the transactions contemplated by this Agreement (which have not yet closed) which involve an Affected Transaction by reason of such Environmental Liabilities without liability to the Sellers and, if Buyers shall so elect to refuse to close any or all of the transactions contemplated by this Agreement (which have not yet closed), which involve an Affected Transaction neither Buyers nor Sellers shall have the right to elect a purchase price reduction in respect thereof.

     (b) If the amount of aggregate Environmental Losses with respect to Environmental Liabilities disclosed to Buyers on a Schedule or Exhibit hereto shall exceed $500,000, Buyers shall have the right to refuse to close any or all transactions contemplated by this Agreement (which have not yet closed) which involve an Affected Transaction based on such Environmental Losses without liability to Seller; provided, however, that if such aggregate Environmental Losses shall be less than $1,950,000, Sellers may elect to require that the purchase price be reduced by the amount that the Environmental Losses exceed $325,000 up to a maximum purchase price reduction of $1,625,000, in which case the purchase price shall be so reduced and neither Buyers nor Sellers may then rightfully refuse to close based on such Environmental Losses.

     (c) Notwithstanding the provisions of Section 8.05(a) and 8.05(b) if, in the course of their due diligence, Buyers learn that the sum of Environmental Losses referred to in Section 8.05(a) and not disclosed to Buyers on a Schedule or Exhibit hereto, plus Environmental Losses with respect to Environmental Liabilities disclosed on a Schedule or Exhibit hereto, exceed $1,950,000, Buyers may elect not to close any or all transactions contemplated by this Agreement (which have not yet closed) which involve the transfer of an Affected Interest based on such Environmental Losses without liability to Sellers.

     (d) In the event of any purchase  price  reduction  pursuant to  subsection
(a) or (b) above, Buyers shall use their reasonable efforts after the Closing or, in the case of the HUD Entities, the applicable HUD Closing to cause the affected Subject LP or Subject Lower Tier Entity to recover from third parties (assuming Buyers reasonably believe that a meritorious cause of action exists against a third party) any amount for which they are liable to such Subject LP or Subject Lower Tier Entity because of the event which resulted in such purchase price reduction. If and when the Subject LP or Subject Lower Tier Entity shall receive any such amounts, Buyers shall compute a number which is the amount of each such recovery (net of Buyers' costs and expenses associated with securing such recovery) multiplied by the Scheduled Ownership Percentage in such affected Subject LP or Subject Lower Tier Entity ("Buyers' Deemed Recovery"). Buyers shall pay Sellers that portion of Buyers' Deemed Recovery arising from any events giving rise to such Environmental Losses equal to the amount of Environmental Losses which exceeds the sum of (i) $325,000 plus
(ii) the aggregate amount of such Environmental Losses in excess of $1,625,000, but in no event more than the actual purchase price reduction to Sellers in respect of such Environmental Losses under Section 8.05(a) or (b).

         Section 8.06      No Governmental Action

     From the date hereof until the Closing, the applicable HUD Closing or the applicable Subsequent Closing, as the case may be, there shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of Buyers, (a) makes any of the transactions contemplated by this Agreement illegal, (b) results in a delay in the ability of the Buyer to consummate any of the transactions contemplated by this Agreement, (c) requires the divestiture by Buyers of any of the Shares, the Interests, the WFA Interest, the Units or the Other Units to be sold pursuant to this Agreement or of a material portion of the business of any of the Subsidiaries, the Subject LPs or the Subject Lower Tier Entities, (d) imposes material limitations on the ability of Buyers effectively to exercise full rights of ownership of the Shares, the Interests, the WFA Interest, the Units or the Other Units, including the right to vote such interests on all matters properly presented to the limited partners of the respective Subject LP, as the case may be, or (e) otherwise prohibits, restricts, or delays consummation of any of the transactions contemplated by this Agreement or impairs the contemplated benefits to Buyers or their Affiliates of any of the transactions contemplated by this Agreement.

         Section 8.07      Operating Result

     (a) From the date hereof until the Closing or, with respect to the HUD Entities, the applicable HUD Closing, none of the following shall have occurred unless in any individual case specifically waived by Buyers in writing:

     (i) except in the ordinary course consistent with past practice, without the prior written consent of Buyers, none of the Subsidiaries, the Partnerships or the Lower Tier Entities shall have entered into or be subject to any Material Agreement or Management Agreement not listed on Schedule 4.15(a) or Schedule 4.15(b.1), respectively, or breached or made a material amendment or modification in any such Material Agreement or Management Agreement or terminated any such Material Agreement or Management Agreement, except for cause under such Material Agreement or Management Agreement; and

     (ii) none of the Sellers (A) shall have incurred or refinanced any Debt or entered into, amended, modified or terminated, or suffered any amendment, modification or termination of, any agreements, instruments or other documents relating to any Debt or Lien, or voluntarily prepaid any portion of any Debt, in each case to which any of the Subsidiaries, the Subject LPs or the Subject Lower Tier Entities is a party or to which any of their respective Subject Properties is subject.

     (b) [Omitted]

         Section 8.08      HUD Approval

     Buyers shall have obtained at or prior to each HUD Closing Date the unconditional written approval of HUD to the transactions contemplated by this Agreement to be consummated on such HUD Closing Date.

         Section 8.09      Hart-Scott-Rodino Waiting Period

     All applicable waiting periods (and any extensions thereof) in respect of the transactions contemplated by this Agreement under the HSR Act shall have expired at or prior to the Closing.

         Section 8.10      Consents

     Sellers shall have complied with Section 6.05 to the extent required without any of Sellers, the Subsidiaries, the Subject LPs or the Subject Lower Tier Entities having made any agreement or reached any understanding not approved in writing by Buyers as a condition for obtaining any such consent, authorization, approval, order, license, certificate or permit.

         Section 8.11      FIRPTA Certificate

     Each Seller of Units and Other Units shall deliver to Buyers on the Closing Date and each Subsequent Closing Date, as the case may be, a certificate which states, under penalty of perjury, such Seller's taxpayer identification number and office address and that such Seller is not a foreign person for federal income tax purposes under Section 1445 of the Code.

         Section 8.12      Insurance

     On or prior to the Closing Date or, with respect to the HUD Entities, the applicable HUD Closing Date, Buyers shall have received evidence of the existence of valid policies of insurance which comport with the representations of Sellers set forth in Section 4.09 hereof, together with evidence of the payment of all premiums therefor.

         Section 8.13      Absence of Certain Events

     From the date hereof until the Closing or, with respect to the HUD Entities, the applicable HUD Closing, no event shall have occurred which would cause (a) any merger, consolidation, reorganization, other business combination, or recapitalization involving any Seller, Subsidiary, Partnership or Lower Tier Entity, (b) any dissolution, liquidation, or termination of any Seller, Subsidiary, Partnership or Lower Tier Entity, (c) any sale of any assets of any Seller, (d) the amendment of the limited partnership agreement or any other Organizational Document of any Seller, Subsidiary, Partnership or Lower Tier Entity, (e) any change in the general partner of any Partnership or Lower Tier Entity, or (f) the adoption by any Seller, Subsidiary, Partnership or Lower Tier Entity of any proposition the effect of which may be to inhibit, prohibit, restrict, or delay the consummation of any of the transactions contemplated by this Agreement or impair the contemplated benefits to Buyers or their Affiliates of the transactions contemplated by this Agreement.

         Section 8.14      Prior Closings

     On or before each HUD Closing, the Closing shall have occurred. On or before any Subsequent Closing, the Closing and, in the case of the Subsequent Closing at which HUD Units are to be sold, the HUD Closing with respect to Westbury Investors Limited Partnership shall have occurred.

         Section 8.15      [Omitted]

         Section 8.16      Buyers' Elections

     Buyers  shall  not  have  rightfully  elected  not  to  close  pursuant  to
Section 7.07 or Section 8.05.

         Section 8.17      Other Closing Documents

     Sellers shall have delivered to Buyers at or prior to the Closing, each HUD Closing and each Subsequent Closing, as the case may be, such other documents as Buyers may reasonably request in form and substance satisfactory to Buyer.

         Section 8.18      Change in Ownership of Partnerships

     From the date hereof until the Closing, each HUD Closing and each Subsequent Closing, as the case may be, none of the Partnerships shall have experienced any change in ownership or control of more than 5% of the limited partnership interests of any Partnership.

IX.      Conditions to the Obligations of Sellers

     The obligations of Sellers under this Agreement are subject to the following conditions (unless waived by Sellers in writing):

     Section 9.01 Accuracy of Representations and Compliance with Conditions

     All representations and warranties of Buyers contained in this Agreement shall be accurate as of the Closing, any HUD Closing or any Subsequent Closing, as the case may be, in all material respects with the same effect as if made on and as of such date except for changes expressly permitted or required under this Agreement; as of the Closing, any HUD Closing or any Subsequent Closing, as the case may be, Buyers shall have performed and complied in all material respects with all covenants and agreements and satisfied all conditions required to be performed and complied with by Buyers at or before such time; and Sellers shall have received certificates to that effect executed by the chief executive officer and the chief financial officer of each of Buyers, dated as of the Closing Date, any HUD Closing Date or any Subsequent Closing Date, as the case may be, in form and substance satisfactory to Sellers.

         Section 9.02      Buyers' Deliveries

     Buyers shall have delivered to Seller (a) at the Closing, the funds and the documents set forth in Section 3.02(a)(ii), (b) at each HUD Closing, the documents set forth in Section 3.02 (b)(ii), and (c) at each Subsequent Closing, the funds and the documents set forth in Section 3.02(c)(ii).

         Section 9.03      Hart-Scott-Rodino Waiting Period

     All applicable waiting periods (and any extensions thereof) in respect of the transactions contemplated by this Agreement under the HSR Act shall have expired at or prior to the Closing.

         Section 9.04      Prior Closings

     On or before the HUD Closing, the Closing shall have occurred. On or before any Subsequent Closing, the Closing and, in the case of the Subsequent Closing at which HUD Units are to be sold, the HUD Closing with respect to Westbury Investors Limited Partnership shall have occurred.

         Section 9.05      No Material Adverse Change

     No material adverse change shall have occurred since the date hereof in the condition (financial or otherwise), business, property, operations, assets or liabilities of IFG and its subsidiaries on a consolidated basis.

         Section 9.06      No Governmental or Legal Action

     From the date hereof until the Closing, any HUD Closing or any Subsequent Closing, as the case may be, there shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of Sellers, (a) makes any of the transactions contemplated by this Agreement illegal or (b) otherwise prohibits, restricts, or delays consummation of the transactions contemplated by this Agreement or impairs the contemplated benefits to Sellers of any of the transactions contemplated by this Agreement.

         Section 9.07      Other Closing Documents

     Buyers shall have delivered to Sellers at or prior to the Closing, any HUD Closing and each Subsequent Closing, as the case may be, such other documents of officers of Buyers as Sellers may reasonably request.

X.       Indemnification; Contribution

         Section 10.01     Indemnification by Sellers

     Subject to the limitations hereinafter set forth, each of WFA and FWC shall, jointly and severally, indemnify, defend and save each of Buyers and their respective Affiliates (other than the Subsidiaries, the Partnerships and the Lower Tier Entities), any of their respective officers, directors, agents, employees, counsel, partners (limited or general), members, managers, accountants, consultants, lenders and controlling persons (if any), and the personal representatives or successors and assigns of any of the foregoing (the "Buyer Indemnitees"), harmless from, against, for and in respect of any and all damages, losses (including Environmental Losses, losses of direct or indirect income or revenues of any nature from the Partnerships and the Lower Tier Entities now or at any time hereafter payable and the diminution in value of any of the Units or the Other Units), settlement payments, obligations, liabilities, claims, actions or causes of action, encumbrances and costs and expenses, whether or not involving a third party (including, without limitation, reasonable attorneys' and accounting fees and, as to matters involving a third party, costs of any necessary investigation) (but not including maintenance and repair expenses normally incurred in the operation of real properties) (collectively, "Losses"), as and when suffered, sustained, incurred or required to be paid by any of the Buyer Indemnitees arising from, as a result of or in connection with:

     (a) any breach of any of the representations and warranties made by any of Sellers in this Agreement;

     (b) any failure by any of Sellers to perform or comply with any covenant or agreement contained in or made in connection with this Agreement;

     (c) any third-party claim (i) asserted against any Subject LP or Subject Lower Tier Entity which accrued at, or as a result of, or prior to the consummation of the transactions contemplated by this Agreement, which third-party claim affects such Subject LP or Subject Lower Tier Entity, (ii) asserted against or affecting, directly or indirectly, any of the Buyer Indemnitees arising from, as a result of, or in connection with the ownership, management or operation of any of WFA, FWC, the Subsidiaries, the Partnerships or the Lower Tier Entities or any entity that would be deemed a "single employer" with any of them under Section 414(b), (c), (m) or (o) of the Code or
Section 4001 of ERISA (an "ERISA Affiliate") at or prior to the consummation of the transactions contemplated by this Agreement, or (iii) which is (A) based on derivative liability of any of Sellers or their Affiliates or any of their respective officers, directors, managers, or general partners and (B) asserted against any of Buyers or their Affiliates arising from, as a result of, or in connection with the execution or delivery of this Agreement or any document listed on Schedule 10.01(c) (an "Additional Document") by any of Sellers or the consummation by any of Sellers of the transactions contemplated hereby or thereby;

     (d) any third-party claim asserted against or affecting, directly or indirectly, any of the Buyer Indemnitees arising from, as a result of, or in connection with the ownership, management or operation (including, without limitation, claims alleging breach of fiduciary duty or violation of the federal securities laws) of any of the partnerships or properties (other than any Partnership or Property with respect to which any nominee of the Associate General Partner, the Class B Directors or the Residential Committee of FWC or a Subsidiary (as such terms are defined in the Stockholders' Agreement) was serving as an officer or director of the general partner of the Partnership at the time that any such claim accrued) after the consummation of the transactions contemplated by this Agreement directly or indirectly owned or controlled in whole or in part by WFA, FWC, the Subsidiaries, or any entities directly or indirectly controlled by any of the foregoing or any ERISA Affiliate of any of them;

     (e) except as disclosed on the Schedules hereto or the Financial Statements of the Subject LPs and except for sick pay and sick leave accrued through the date hereof, any and all liabilities or obligations whether arising before, on or after the Closing relating to or arising out of any "employee benefit plan" within the meaning of Section 3(3) of ERISA, and any other bonus, profit sharing, compensation, pension, severance, deferred compensation, fringe benefit, insurance, welfare, medical, post-retirement health or welfare benefit, medical reimbursement, health, life, stock option, stock purchase, tuition refund, service award, company car, scholarship, relocation, disability, accident, sick pay, sick leave, vacation, termination, individual employment, executive compensation, incentive, bonus, commission, payroll practices, retention or any other type of plan, agreement, policy, trust fund or arrangement, maintained, sponsored or contributed to by any of Sellers, their Affiliates, or any ERISA Affiliate, except for any and all liabilities or obligations arising after the Closing with respect to any such plan, agreement, policy, trust fund or arrangement maintained, sponsored or contributed to by any of the Partnerships or the Lower Tier Entities that relate to or arise out of events occurring after the Closing.

     (f) the failure at any time on or prior to the Closing or, with respect to the HUD Entities, any HUD Closing of any of the Partnerships or the Lower Tier Entities to comply in all material respects with any rule or regulation promulgated by HUD and, to the extent such noncompliance continues after the Closing or the applicable HUD Closing, as the case may be, until such time as the noncomplying Partnership or Lower Tier Entity can reasonably achieve compliance;

     (g) any prepayment penalty or similar expense incurred by any Subject LP or Subject Lower Tier Entity upon acceleration by a mortgagee of a mortgage loan secured by a mortgage on a Subject Property for failure to obtain the consent of the mortgagee to the transactions contemplated by this Agreement (an "Acceleration Event") together with the costs and expenses of refinancing such mortgage loan (determined as provided below), net of any Interest Savings (defined below) resulting from such refinancing. For purposes of this Agreement, "Interest Savings" shall mean the present value (discounted at a rate of 10% per annum) as of the date of refinancing of future interest payments remaining on the mortgage loan being refinanced less the present value of future interest payments together with any "points" paid on the new mortgage loan, but in no event shall Interest Savings be less than zero. For purposes of the foregoing, the costs and expenses of refinancing a mortgage loan shall be the present value detriment (discounted at a rate of 10% per annum) to the applicable Subject LP or Subject Lower Tier Entity as a result of incurring costs and expenses of refinancing prior to the maturity date of the mortgage loan; and

     (h) any third-party claim asserted against any of the Buyer Indemnitees relating to or arising out of any Acceleration Event.

         Section 10.02     Indemnification by Buyers

     Subject to the limitations hereinafter set forth, each of Buyers shall, jointly and severally, indemnify, defend and save each of Sellers and their respective Affiliates (other than the Subsidiaries, the Partnerships and the
Lower Tier Entities), any of their respective officers, directors, agents, employees, counsel, partners (limited or general), members, managers, accountants, consultants, lenders and controlling persons (if any), and the personal representatives or successors and assigns of any of the foregoing (the "Seller Indemnitees"), harmless from, against, for and in respect of any and all Losses, whether or not involving a third party, as and when suffered, sustained, incurred or required to be paid by any of Sellers or any other party indemnified pursuant to this Section 10.02 arising from, as a result of or in connection with:

     (a) any breach of any of the representations and warranties made by any of Buyers in this Agreement;

     (b) any failure by any of Buyers to perform or comply with any covenant or agreement contained in or made in connection with this Agreement;

     (c) any third-party claim which is (A) based on derivative liability of any of Buyers or their Affiliates or any of their respective officers, directors, managers, or general partners and (B) asserted against any of Sellers or their Affiliates arising from, as a result of, or in connection with the execution or delivery of this Agreement or any of the Additional Documents by any of Buyers or the consummation by any of Buyers of the transactions contemplated hereby or thereby;

     (d) any third-party claim asserted against or affecting, directly or indirectly, any of the Seller Indemnitees arising from, as a result of, or in connection with the ownership, management or operation of (including, without limitation claims alleging breach of fiduciary duty or violation of the federal securities laws) any Partnership or Property with respect to which any nominee of the Associate General Partner, the Class B Directors or the Residential Committee of FWC or a Subsidiary was serving as an officer or director of the general partner of the Partnership at the time such claim accrued; provided, however, that if any third-party claim shall be asserted against either WFA or FWC in their respective capacities as a general partner of a Partnership, Buyers' indemnification obligations hereunder shall be governed by
Section 10.03(d); and

     (e) except as disclosed on the Schedules hereto and except for sick pay and sick leave accrued through the date hereof, any and all liabilities or obligations whether arising before, on or after the Closing relating to or arising out of any "employee benefit plan" within the meaning of Section 3(3) of ERISA, and any other bonus, profit sharing, compensation, pension, severance, deferred compensation, fringe benefit, insurance, welfare, medical, post-retirement health or welfare benefit, medical reimbursement, health, life, stock option, stock purchase, tuition refund, service award, company car, scholarship, relocation, disability, accident, sick pay, sick leave, vacation, termination, individual employment, executive compensation, incentive, bonus, commission, payroll practices, retention or any other type of plan, agreement, policy, trust fund or arrangement, maintained, sponsored or contributed to by any of Buyers, their Affiliates, or any ERISA Affiliate.

         Section 10.03     Rules Regarding Indemnification

     (a) The rights and obligations of each party claiming a right to indemnification hereunder (an "indemnified party") from any other party (an "indemnifying party") shall be governed by the following rules:

     (i) The indemnified party or parties shall give prompt written notice to the indemnifying parties of any state of facts which the indemnified party or parties determine is likely to give rise to a claim by the indemnified party or parties against the indemnifying parties based on the indemnity agreements contained in Section 10.01 or 10.02, as the case may be, stating the nature and basis of said claim and the amount thereof, to the extent known. No failure to give such notice to any or all of the indemnifying parties shall affect the indemnification obligations of any indemnifying party hereunder, except to the extent such failure materially prejudiced such indemnifying party's ability to successfully defend the matter giving rise to the indemnification claim.

     (ii) Without limiting the other rights of the indemnified parties, the indemnifying parties shall, at the indemnifying parties' expense, make available to the indemnified party or parties and its or their attorneys and accountants all books and records of the indemnifying parties relating to such action, suit or proceeding, and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

     (iii) In the event any action, suit or proceeding is brought against any indemnified party with respect to which any indemnifying party may have liability under the indemnity agreements contained in Section 10.01 or 10.02, then upon the written acknowledgment by the indemnifying parties that they are undertaking and will prosecute the defense of the claim under such indemnity agreements and confirming (and providing evidence reasonably satisfactory to the indemnified parties) that the claim is one with respect to which the indemnifying  parties are  obligated to indemnify  and that they will be able to pay the full amount of the cost of the defense of any such action, suit or proceeding, such defense shall be in the sole control of the indemnifying parties. The indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the indemnified party's own expense unless the employment of such counsel and the payment of such fees and expenses both shall have been specifically authorized in writing by the indemnifying parties in connection with the defense of such
action,  suit  or  proceeding.   Notwithstanding  the  first  sentence  of  this
Section 10.03(a)(iii), in the event any action, suit or proceeding is brought against any party hereto alleging a violation of the federal or state securities laws or seeking monetary recovery under the federal or state securities laws, regardless of the merits thereof, and the claim is one with respect to which this Agreement expressly provides for indemnification or contribution in
Section 10.01, Section 10.02 or Section 10.05 (whether or not such indemnification or contribution is enforceable) (a "Securities Claim"), (A) the defense of any such action, suit or proceeding (including all proceedings on appeal or for review which counsel for either the indemnifying parties or counsel for the indemnified party shall deem appropriate) shall be under joint control of counsel for the indemnifying parties and counsel for the indemnified party, (B) all Losses (other than attorneys' fees of the indemnified parties) shall be paid by the indemnifying party and (C) there shall be no settlement of any such action, suit or proceeding without the prior written consent of all indemnified parties and all indemnifying parties. Notwithstanding the first sentence of this Section 10.03(a)(iii), in the event any action, suit or proceeding is brought against a Partnership, the defense of such action, suit or proceeding shall be in the sole control of the Partnership.

     (b) The indemnifying parties shall make no settlement of any claims as to which the indemnifying parties are responsible for indemnity hereunder without the prior written consent of the indemnified party or parties, unless the indemnifying parties fully indemnify the indemnified party or parties for all Losses in connection therewith, there is no finding or admission of violation of law or breach of fiduciary duty by, or effect on any other claims that may be made against, the indemnified party or parties, and the relief granted in connection therewith requires no action on the part of, and has no effect on, the indemnified party or parties. The indemnified parties shall make no settlement of any claims as to which the indemnifying parties are responsible for indemnity hereunder without the prior written consent of the indemnifying parties, unless the indemnifying parties shall have failed to undertake the defense of such claims.

     (c) Seller Indemnitees shall not be deemed to have waived any right to indemnification under Section 10.02 solely by reason of the board of directors of FWC, any Subsidiary or any Lower Tier Entity having approved the action upon which a claim against any of Seller Indemnitees is based, if such approval was granted at the request of the FWC Residential Committee or any Subsidiary Residential Committee (as such terms are defined in the Stockholders' Agreement).

     (d) In  measuring  the Loss  incurred  by a Seller  Indemnitee  pursuant to
Section 10.02(d), if a claim shall be asserted against either WFA or FWC in its capacity as a general partner of a Partnership, all Affiliates of WFA or FWC which own or control WFA and FWC, respectively, together shall be deemed to be the Seller Indemnitee against which such claim was made, whether or not such claim is asserted against any of such Affiliates and (i) if such claim shall be paid, such Affiliate shall be indemnified by Buyers in an amount equal to the lesser of (x) the amount paid in satisfaction of such claim and (y) the fair market value in the aggregate of WFA and/or FWC, as the case may be, on the date such claim was satisfied (without giving effect to any capital contributions thereto on or after the date such claim was asserted and on or prior to the date such claim was paid) and (ii) if such claim shall not be so paid or otherwise satisfied, such Affiliate shall be indemnified by Buyer in an amount equal to the fair market value of WFA or FWC, as the case may be, on the date such claim accrued; provided, however, that in determining the fair market value of WFA or FWC, as the case may be, the value of any general partner interest in a Partnership or Lower Tier Entity directly or indirectly beneficially owned by WFA or FWC, as the case may be, shall be determined pursuant to the Approved Transaction Formula set forth in Article I of the Winthrop Amendment.

     (e) For purposes of Sections 10.01(c), 10.01(d) and 10.02(d), an indemnitee shall not be deemed to be affected, directly or indirectly, by any liability or obligation included in the Most Current Balance Sheet of any Subject LP or disclosed in the Schedules hereto.

         Section 10.04     Limitations on Indemnification

     Notwithstanding any other provision of this Agreement to the contrary:

     (a) No person shall be entitled to indemnification or to assert a claim under Section 10.01 or Section 10.02 with respect to any Loss based upon the breach of any representation or warranty contained in this Agreement more than 18 months after the Closing Date or, with respect to any such Loss relating to the HUD Entities, the appropriate HUD Closing Date or, in the case of any breach based on an alleged violation of a statutory obligation, more than 60 days after the expiration of the applicable statute of limitations, if longer, unless in each case the claim is asserted on or before the expiration of such period. Furthermore, no person shall be entitled to indemnification or to assert a claim under Section 10.01 or Section 10.02 with respect to any Loss (other than a claim under Sections 10.01(c), 10.01(d), 10.01(h), 10.02(c) or 10.02(d)) more than six years and 60 days after the Closing Date, any HUD Closing Date or any Subsequent Closing Date, respectively. Notwithstanding the foregoing provisions of this Section 10.04(a), there shall be no time limitation with respect to the assertion of any claim made under Section 10.01(d) or Section 10.02(d). For the purposes of this Agreement, violations of statutory obligations include violations of applicable rules and regulations.

     (b) No claim may be asserted after the Closing, any HUD Closing or any Subsequent Closing, as the case may be, against any party to this Agreement for breach of any covenant or agreement set forth in this Agreement of any party required to be performed at or before the Closing, such HUD Closing or such Subsequent Closing, respectively, unless the claim is asserted on or before the date which is eighteen months after the Closing Date, such HUD Closing Date or such Subsequent Closing Date, respectively, or, in the case of any breach based on an alleged violation of a statutory obligation, the applicable statute of limitations plus 60 days, if longer, but in no event later than six years and 60 days after the Closing Date, such HUD Closing Date or such Subsequent Closing Date, respectively.

                    (c)     [Omitted]

     (d) Except as otherwise provided in Sections 10.04(e) and 10.04(f), the Sellers in the aggregate, on the one hand, and the Buyers in the aggregate, on the other, shall have no liability under Section 10.01 or Section 10.02, respectively, unless and until the aggregate amount of Losses incurred or suffered by all parties which they are obligated to indemnify hereunder exceeds $500,000; provided, however, that once such $500,000 threshold has been reached, the Sellers or the Buyers, as the case may be, shall be responsible for every dollar of covered Losses. The $500,000 threshold provided for in this
Section 10.04(d) shall not apply to any Loss (i) for which indemnification is provided pursuant to Sections 10.01(c), 10.01(d), 10.01(e), 10.01(f), 10.01(g),
10.01(h), 10.02(c), 10.02(d) or 10.02(e) of this Agreement, (ii) that relates to or arises in connection with any breach of representation or warranty under
Section 4.08, or (iii) occasioned by an Environmental Loss.

     (e) Except as set forth in Section 10.04(f) with respect to any claim for Losses occasioned by an Environmental Loss and with respect to a claim under
Section 10.01(a) arising from a breach of Section 4.08, no Losses relating to unknown liabilities shall be deemed to be incurred or suffered unless and only to the extent that the aggregate of the Deemed Amount shall exceed $325,000. For purposes of this Section 10.04(e), there shall be included in the Deemed Amount the amount of any such Losses incurred prior to, on or subsequent to Closing and the amount of any Losses relating to unknown liabilities for which indemnification is sought under Section 10.01(c), it being understood and agreed that no claim for indemnification for such Losses may be made under
Section 10.01(c)  unless and only to the extent that such Losses  arising  under
Section 10.01(c) in the aggregate, together with any such Losses arising from a breach of Section 4.08 in the aggregate, shall together exceed $325,000. Any claim for Environmental Losses under Section 10.01(a) arising from a breach of
Section 4.08 or arising under Section 10.01(c) from a third party claim shall be subject to the limitations set forth in Section 10.04(f). No other claim under
Section 10.01(a), and no claim under any other provision of Section 10.01, shall be entitled to receive the benefits contemplated by this Section 10.04(e).

     (f) With respect to a claim for Losses occasioned by an Environmental Loss under Section 10.01(a) arising from a breach of Section 4.17 or under
Section 10.01(c) arising from a third-party claim, no such Losses shall be deemed to be incurred or suffered unless and only to the extent that such Losses shall exceed $325,000 in the aggregate. In no event shall any of Buyers be entitled to indemnification or to assert a claim under Section 10.01(a) or 10.01(c) for Losses occasioned by Environment Losses in excess of $1,950,000 in the aggregate. For the purposes of this Section 10.04(f), (i) there shall be included in the amount of Losses occasioned by an Environmental Loss the amount of any such Losses incurred prior to, on or subsequent to Closing and (ii) there shall be deducted from the aforesaid $1,950,000 the amount of any purchase price adjustment granted pursuant to Section 8.05. No claim for Environmental Losses shall be entitled to receive the benefits contemplated by Section 10.04(e) with respect to Losses relating to unknown liabilities.

     (g) In determining the amount of any Losses which relate to any Subject LP (or any Subject Lower Tier Entity or Subject Property owned or controlled by it) for which indemnification may be sought pursuant to Section 10.01 or
Section 10.02, such Losses shall be equal to the product of (i) the aggregate percentage of limited partnership interest held by all of Buyers and their respective Affiliates or all of Sellers and their respective Affiliates, as the case may be, in such Subject LP as of the date such indemnification is paid and
(ii) the amount of such Losses.

     (h) Nothing in this Agreement shall be deemed to prohibit any of Sellers from seeking any indemnification, reimbursement or other amount to which it may be entitled under the terms of the partnership agreement of any Partnership. If any of Sellers or their Affiliates receives any indemnification, reimbursement or other amounts from any Subject LP, Sellers, jointly and severally, agree to pay to IFG promptly an amount equal to the product of the amount of indemnification, reimbursement or other amounts so received and the aggregate percentage of limited partnership interest in said Subject LP owned by IFG and its Affiliates as of the date such indemnification, reimbursement or other payment is paid.

     (i) In  measuring  the Loss  incurred  by a Seller  Indemnitee  pursuant to
Section 10.02(d), if a claim shall be asserted against any of the Subsidiaries or Lower Tier Entities in its capacity as a general partner of a Partnership or Lower Tier Entity, either WFA or FWC (whichever most directly owns or controls the Person against which such claim is made) shall be deemed to be the Seller
Indemnitee against which such claim was made, whether or not such claim is asserted against WFA or FWC and (i) if such claim shall be paid, WFA or FWC, as the case may be, shall be indemnified by Buyers in an amount equal to the lesser of (x) the amount paid in satisfaction of such claim and (y) the fair market value of the general partner Subsidiary or Lower Tier Entity, as the case may be, on the date such claim was satisfied (without giving effect to any capital contributions thereto on or after the date such claim was asserted and on or prior to the date such claim was paid) and (ii) if such claim shall not be so paid or otherwise satisfied, WFA or FWC, as the case may be, shall be indemnified by Buyer in an amount equal to the fair market value of the general partner Subsidiary or Lower Tier Entity, as the case may be, on the date such claim accrued; provided, however, that in determining the fair market value of the general partner Subsidiary or Lower Tier Entity, as the case may be, the value of any general partner interest in a Partnership or Lower Tier entity directly or indirectly beneficially owned by such general partner Subsidiary or Lower Tier Entity, as the case may be, shall be determined pursuant to the Approved Transaction Formula set forth in Article I of the Winthrop Amendment.

     (j) If this Agreement expressly provides for indemnification (whether or not such indemnification is enforceable) with respect to a Securities Claim and if any party shall not perform its indemnification obligation under any provision of this Agreement with respect to such Securities Claim or assert that such indemnification claim is not valid or is not fully enforceable, the breaching or asserting party no longer shall be entitled to any rights under this Agreement (including under this Article X), and any amounts theretofore received pursuant to any provision of this Agreement by such breaching or asserting party and all other Buyers (in the case such breaching or asserting party shall be any of Buyers) or all other Sellers (in the case such breaching or asserting party shall be any of Sellers) shall promptly after such breach or assertion be repaid to the party making the payment under this Agreement together with interest thereon at the rate of 14 percent per annum.

     (k) If a payment (a "Securities Claim Payment") is made to a Subject LP with respect to a Securities Claim by (i) any of Sellers, Buyers, jointly and severally, shall promptly (but in any case within ten days after receiving actual notice of the Securities Claim Payment) after the Securities Claim Payment is made, pay to Sellers an amount equal to the product of the Securities Claim Payment and the percentage of the recipient Subject LP held by Buyers and their Affiliates on the date the Securities Claim Payment is made or (ii) any of Buyers, Sellers, jointly and severally, shall promptly (but in any case in within ten days after receiving actual notice of the Securities Claim Payment) after the Securities Claim Payment is made, pay to IFG an amount equal to the Securities Claim Payment minus the product of the Securities Claim Payment and the percentage of the recipient Subject LP held by Buyers and their Affiliates on the date the Securities Claim Payment is made, in each case plus interest thereon at the rate of 14 percent per annum. If any party breaches this Section 10.04(k) or asserts that any provision of this Section 10.04(k) is not valid or is not fully enforceable, the breaching or asserting party no longer shall be entitled to any rights under this Agreement (including under this Article X), and any amounts theretofore received pursuant to any provision of this Agreement by such breaching or asserting party and all other Buyers (in the case such breaching or asserting party shall be any of Buyers) or all other Sellers (in the case such breaching or asserting party shall be any of Sellers) shall promptly after such breach or assertion be repaid to the party making the payment under this Agreement.

     (l) The amount of Losses for which Buyers or Sellers, respectively, shall be required to provide indemnity hereunder shall not exceed in the aggregate the adjusted aggregate purchase price hereunder.

     (m) For the purposes of Sections 10.01(d) and 10.02(d), a nominee shall be deemed to be serving as an officer or director of the general partner of a Partnership at such times after the date hereof when either (i) such nominee shall then be so serving or (ii) if not then so serving, an "Insignia Trigger Event" (as such term is defined in the Stockholders' Agreement) shall not have occurred.

        Section 10.05     Contribution

     To provide for just and equitable contribution, if (a) an indemnified party makes a claim for indemnification pursuant to Section 10.01 or 10.02 (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case or (b) any indemnified or indemnifying party seeks contribution under the federal or state securities laws, then Buyers, jointly and severally, and Sellers, jointly and severally, shall contribute to the Losses described in
Section 10.01 or 10.02 based on equitable considerations such as the relative fault of Buyers in the aggregate and Sellers in the aggregate in connection with the facts which resulted in such Losses. Buyers and Sellers agree that it would be unjust and inequitable if the respective obligations of Buyers, on the one hand, and Sellers on the other hand for contribution were determined by pro rata or per capita allocation of the aggregate Losses. The parties entitled to be indemnified pursuant to Section 10.01 or 10.02 in addition to Sellers and Buyers also shall be entitled to contribution under this Section 10.05. Section 10.05 is intended to supersede any right to contribution under the federal or state securities laws. The limitations contained in Section 10.04 also shall apply to this Section 10.05.

XI.      Survival of Representations and Warranties and Covenants

         Section 11.01     Survival

     (a) Subject to Section 10.04 and Section 11.01(b), all representations, warranties, covenants and agreements contained in this Agreement shall, in accordance with the terms of this Agreement, survive the Closing, each HUD Closing and each Subsequent Closing under this Agreement notwithstanding any investigation conducted by or on behalf of any party with respect thereto.

     (b) Notwithstanding any other provision of this Agreement to the contrary, including but not limited to Section 4.08, other than with respect to the representations and warranties set forth in Section 4.17, no representation or warranty of any kind with respect to the physical condition and state of repair of any Property shall survive the applicable HUD Closing with respect to Properties owned directly or indirectly by the HUD Entities, or the Closing with respect to the Properties owned by the other Subject LPs and Subject Lower Tier Entities.

         Section 11.02     [Omitted]

XII.     Termination

         Section 12.01     Termination

     (a) This Agreement and the transactions contemplated hereby may be terminated at any time on or prior to the Closing Date:

     (i) by the mutual written consent of the parties hereto;

     (ii) by Buyers:

     (A) if any material representation or warranty of Sellers made in this Agreement was untrue in any material respect when made, and such breach is not cured within 20 days of Sellers' receipt of written notice from Buyers that such default exists or has occurred; or

     (B) if Sellers shall have defaulted in any material respect in the performance of any covenant, agreement or obligation under this Agreement, and such default is not cured within 20 days of Sellers' receipt of written notice from Buyers that such default exists or has occurred; or

     (C) if there shall occur an Event of Bankruptcy (defined below) with respect to any of Sellers; or

     (D)  if  termination  by  Buyers  is  permitted   under   Section 8.05   or
Section 7.07; or

     (E) if the conditions to Buyers' obligations hereunder cannot be satisfied by the Closing Date for any reason other than a breach by Buyers;

                            (iii)   by Sellers:

     (A) if any material representation or warranty of Buyers made in this Agreement was untrue in any material respect when made, and such breach is not cured within 20 days of Buyers' receipt of written notice from Sellers that such breach exists or has occurred; or

     (B) if Buyers shall have defaulted in the performance in any material respect of any covenant, agreement or obligation under this Agreement, and such default is not cured within 20 days of Buyers' receipt of written notice from Sellers that such default exists or has occurred; or

     (C) if there shall occur an Event of Bankruptcy with respect to Buyers; or

     (D) if the conditions to Sellers' obligations hereunder cannot be satisfied by the Closing Date for any reason other than a breach by any of Sellers.

     As used herein, an "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if: (a) such Person makes an assignment for the benefit of creditors; (b) such Person files a voluntary petition in bankruptcy; (c) such Person is adjudged a bankrupt or insolvent, or there is entered against such Person any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law, rule or regulation; or (d) such Person seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of such Person's properties.

     (iv) By either Buyers or Sellers if the Closing has not occurred by November 1, 1997.

     (b) This Agreement and the transactions contemplated hereby insofar as they relate to the transactions to be consummated at each HUD Closing may be terminated at any time on or prior to such HUD Closing Date:

     (i) by the mutual written consent of the parties hereto;

     (ii) by Buyers:

     (A) if any material representation or warranty of Sellers made in this Agreement in so far as it relates to the HUD Entities or the Properties owned by any of them was untrue in any material respect when made, and such breach is not cured within 20 days of Sellers' receipt of written notice from Buyers that such default exists or has occurred; or

     (B) if Sellers shall have defaulted in any material respect in the performance of any covenant, agreement or obligation under this Agreement, and such default is not cured within 20 days of Sellers' receipt of written notice from Buyers that such default exists or has occurred; or

     (C) if there shall occur an Event of Bankruptcy (defined below) with respect to any of Sellers; or

     (D) if termination is permitted under Section 8.05 or Section 7.07 as the result of the disposition of a HUD Entity or real property owned directly or indirectly by any HUD Entity;

     (E) if the conditions to Buyers' obligations hereunder with respect to such HUD Closing cannot be satisfied by such HUD Closing Date for any reason other than a breach by Buyers; or

     (F) if IFG or its permitted transferee has elected to exercise the option provided under Section 2.1 of the Stockholders' Agreement;

     (iii) by Sellers:

     (A) if any material representation or warranty of Buyers made in this Agreement was untrue in any material respect when made, and such breach is not cured within 20 days of Buyers' receipt of written notice from Sellers that such breach exists or has occurred; or

     (B) if Buyers shall have defaulted in the performance in any material respect of any covenant, agreement or obligation under this Agreement, and such default is not cured within 20 days of Buyers' receipt of written notice from Sellers that such default exists or has occurred; or

     (C) if there shall occur an Event of Bankruptcy with respect to Buyers; or

     (D) if the conditions to Sellers' obligations hereunder with respect to such HUD Closing cannot be satisfied by such HUD Closing Date for any reason other than a breach by any of Sellers; or

     (E) if WFA or its permitted transferees have elected to exercise the option provided under Section 2.2 of the Stockholders' Agreement;

     (iv) by either Buyers or Sellers if any HUD Closing has not occurred by May 30, 1998.

     (c) This Agreement and the transactions contemplated hereby insofar as they relate to the transactions to be consummated at any Subsequent Closing Date may be terminated at any time on or prior to such Subsequent Closing Date (provided that if the sole reason for such termination right is the failure of the applicable HUD Closing to occur, such termination shall relate only to the sale of the HUD Units):

     (i) by the mutual written consent of the parties hereto;

     (ii) by Buyers:

     (A) if any material representation or warranty of Sellers made in Sections 4.01, 4.02, 4.03, 4.04, 4.05, 4.26, 4.32, 4.33 and 4.34 of this Agreement was untrue in any material respect when made, and such breach is not cured within 20 days of Sellers' receipt of written notice from Buyers that such default exists or has occurred; or

     (B) if Sellers shall have defaulted in any material respect in the performance of any covenant, agreement or obligation under this Agreement, and such default is not cured within 20 days of Sellers' receipt of written notice from Buyers that such default exists or has occurred; or

     (C) if there shall occur an Event of Bankruptcy (defined below) with respect to any of Sellers;

     (D) if the conditions to Buyers' obligations hereunder with respect to such Subsequent Closing cannot be satisfied by such Subsequent Closing Date for any reason other than a breach by Buyers; or

     (E) if IFG or its permitted transferee has elected to exercise the option provided under Section 2.1 of the Stockholders' Agreement;

     (iii) by Sellers:

     (A) if any material representation or warranty of Buyers made in this Agreement was untrue in any material respect when made, and such breach is not cured within 20 days of Buyers' receipt of written notice from Sellers that such breach exists or has occurred; or

     (B) if Buyers shall have defaulted in the performance in any material respect of any covenant, agreement or obligation under this Agreement, and such default is not cured within 20 days of Buyers' receipt of written notice from Sellers that such default exists or has occurred; or

     (C) if there shall occur an Event of Bankruptcy with respect to Buyers; or

     (D) if the conditions to Sellers' obligations hereunder with respect to such Subsequent Closing cannot be satisfied by such Subsequent Closing Date for any reason other than a breach by any of Sellers; or

     (E) if WFA or its permitted transferees have elected to exercise the option provided under Section 2.2 of the Stockholders' Agreement;

     (iv) by either Buyers or Sellers if such Subsequent Closing has not occurred by the date which is set forth on Schedule 1.01(a).

         Section 12.02     Manner of Exercise

     In  the  event  of  the   termination   of  this   Agreement   pursuant  to
Section 12.01, written notice thereof shall forthwith be given to the nonterminating parties, and this Agreement shall terminate and the transactions contemplated hereunder shall be abandoned without further action by any party hereto.

         Section 12.03     Effect of Termination

     In  the  event  of  the   termination   of  this   Agreement   pursuant  to
Section 12.01, all obligations of the parties hereunder shall terminate, except for the respective obligations of any of the parties under Section 6.08, Article XIII and Article XIV, if applicable.


XIII.    Liquidated Damages

         Section 13.01     General

     No  termination  of this  Agreement  pursuant  to Section  12.01(c)(ii)  or
Section 12.01(c)(iii) shall relieve a defaulting or breaching party from any liability to the other parties hereto for or in respect of such default or breach, unless (i) Sellers shall have requested that Buyers pay, and Buyers shall have paid or caused to be paid, liquidated damages as provided in
Section 13.02(a), in which case Buyers shall have no further liability of any kind whatsoever, or (ii) Buyers shall have requested that Sellers pay, and Sellers shall have paid, liquidated damages as provided in Section 13.02(b), in which case Sellers shall have no further liability of any kind whatsoever.

         Section 13.02     Certain Terminations

     (a) If Sellers properly terminate this Agreement and the transactions contemplated hereby to be consummated on any Subsequent Closing Date pursuant to Sections 12.01(c)(iii) (A) through (C), then, as liquidated damages and not as a penalty, Buyers shall pay Sellers an aggregate amount in cash equal to 25% of the purchase price to be paid for Units to be sold at such Subsequent Closing.

     (b) If Buyers properly terminates this Agreement and the transactions contemplated hereby insofar as they relate to transactions to be consummated on any Subsequent Closing Date pursuant to Sections 12.01(c)(ii) (A) through
(C), then as liquidated damages and not as a penalty, Sellers shall pay Buyers an aggregate amount in cash equal to 50% of the purchase price to be paid for Units to be sold at such Subsequent Closing.

     (c) Any amount payable pursuant to Section 13.02(a) or Section 13.02(b) shall be due and payable immediately upon receipt by any of Sellers or any of Buyers of such termination notice by the non-terminating party, together with interest thereon at the rate of 14 per cent per annum from such date until the date of payment.

     (d) If facts or circumstances exist which would give rise to a right of termination by Buyer under Section 12.01(c)(ii)(A) or Section 12.01(c)(ii)(B), and Buyer gives the notice provided for therein and a cure is not effected within 20 days of Sellers' receipt of such notice, then Buyer may, in its sole discretion, both require (subject to the price adjustments provided for under Section 8.05 and Section 2.02) such Subsequent Closing to occur and, subsequent thereto, recover from Sellers any damages and any other relief available at law or equity under this Agreement or applicable law.

     (e) It is the express agreement and understanding of the parties that Buyers' election to waive its right to terminate this Agreement and to elect to close the transactions contemplated by this Agreement in accordance with
Section 13.02(d) shall not constitute a waiver of Buyers' otherwise applicable rights under this Agreement and applicable law with respect to such facts and circumstances even though the Buyer is fully aware of the default or breach at the time of a Subsequent Closing under this Agreement.

XIV.     Miscellaneous

         Section 14.01     Assignment

     Except as otherwise provided herein, this Agreement may not be assigned by any of the parties hereto without the written consent of the other parties hereto.

         Section 14.02     Certain Provisions

     (a) Insofar as any representation, warranty, covenant or agreement set forth in this Agreement is intended to apply to a HUD Entity for purposes of satisfying closing conditions, any reference in such representation, warranty, covenant or agreement to any Partnership, Lower Tier Entity or Property shall be deemed a reference solely to such HUD Entity or a Property owned by such HUD Entity.

     (b) Insofar as any representation, warranty, covenant or agreement set forth in this Agreement is intended to apply to an Other Seller, any reference in such representation, warranty, covenant or agreement to Sellers, Units, or Other Units shall be deemed a reference solely to such Other Seller and to the Units or Other Units owned by such Other Seller.

         Section 14.03     Brokerage Fees

     Each party hereto represents and warrants to the other parties that it has not engaged a broker or finder in connection with or as a result of any of the transactions contemplated by this Agreement.

         Section 14.04     Further Actions

     At any time and from time to time before and after the Closing, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably requested by any other party to effectuate the purposes of this Agreement.

         Section 14.05     Availability of Equitable Remedies

     Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, after the Closing, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

         Section 14.06     Notices

     Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, by Federal Express, Express Mail, or similar overnight delivery or courier service, or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall hereafter furnish to the other parties hereto in writing in accordance with the provisions of this
Section 14.06). Any notice addressed to Buyers shall be addressed to the attention of: General Counsel, with a copy to Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, Attention: Arnold S. Jacobs, Esq. Any notice to Sellers shall be addressed to the attention of: General Counsel with a copy to Rosenman & Colin LLP, 575 Madison Avenue, New York, New York 10022- 2585,
Attention: Joseph L. Getraer, Esq. and a further copy to Apollo Real Estate Advisors L.P., 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067, Attention: Michael D. Weiner. Any notice or other communication given by certified mail shall be deemed given three days after the time of certification thereof, except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 14.06 shall be deemed given at the time of receipt thereof.

         Section 14.07     Waiver

     Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         Section 14.08     Binding Effect

     The provisions of this Agreement shall be binding upon and inure to the benefit of Sellers, Buyers and their respective successors and permitted assigns.

         Section 14.09     No Third-Party Beneficiaries

     This Agreement does not create, and shall not be construed as creating, any rights enforceable by any Person not a party to this Agreement, except for the additional persons (other than any limited partner of any Partnership in such capacity) that may be entitled to indemnification or contribution pursuant to
Section 10.01, 10.02 or 10.05, it being understood and agreed that no such limited partner in such capacity shall be entitled to indemnification or contribution hereunder.

         Section 14.10     Severability

     If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

         Section 14.11     Headings

     The headings in this Agreement are solely for convenience of reference and shall not be deemed a part of or given effect in the construction or interpretation of this Agreement.

         Section 14.12     Counterparts; Governing Law

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of New York, without giving effect to conflict of laws rules. The parties agree that any action, suit, or proceeding arising out of, based on, or in connection with this Agreement or the transactions contemplated hereby may be brought only in the United States District Court for the Southern District of New York or the Supreme Court of New York, New York County, and each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

         Section 14.13     Attorneys' Fees

     In any action or proceeding brought by a party to enforce any provision of this Agreement, the prevailing party shall be entitled to recover the reasonable costs and expenses incurred by it in connection with that action or proceeding (including, but not limited to, attorneys' fees).

         Section 14.14     Waiver of Trial by Jury

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN OR AMONG THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE RELATIONSHIPS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         Section 14.15     [Omitted]

         Section 14.16     Construction of Documents

     The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of this Agreement and the documents to be delivered pursuant hereto, none of which shall be subject to the principle of construing their meaning against the party which drafted the document.

     Section 14.17 Whole Agreement; Annexes, Exhibits and Schedules; Amendments

     This Agreement and the Additional Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, with respect to such transactions are superseded by the terms of this Agreement and the Additional Documents. Annexes, Exhibits and Schedules attached hereto or referred to herein, shall be deemed as fully a part of this Agreement as if set forth herein in full. This Agreement may be amended only in a writing signed by the party to be bound thereby.

         Section 14.18     Knowledge

     For purposes of this Agreement (other than Section 4.30), the term "to the knowledge of Sellers" or any similar term shall mean the actual knowledge after reasonable inquiry of any of Michael L. Ashner, Peter Braverman, Richard J. McCready, Nat Ruccolo, Carol Mills and Carolyn Tiffany.

         Section 14.19     Expenses

     Each of the parties  hereto shall bear its own expenses in connection  with
(i) the preparation and negotiation of this Agreement and (ii) the transactions contemplated by this Agreement, and all such expenses of Sellers shall be paid by Persons other than those to be acquired by Buyers and their Affiliates under this Agreement.

         Section 14.20     Definitions

                    The following terms are defined in the following Sections:


Defined Term                                                        Section
Acceleration Event                                                  10.01(g)
Additional Document                                                 10.01(c)
Adjusted Purchase Price Schedule                                    2.02(c)
Affected Transaction                                                8.05(a)
Affiliate                                                           4.01(c)
Amended Certificate                                                 1.02(a)(iv)
Buyer Indemnitees                                                   10.01
Buyers                                                              Recitals
Change in the general partner                                       6.11
Closing                                                             3.01
Closing Date                                                        3.01
Code                                                                4.14(a)
Corporate Intermediate Entities                                     4.01(a)(i)
Corporate Lower Tier Entities                                       4.03(c)
Debt                                                                4.13(a)
Deemed Amount                                                       4.08
Environment                                                         4.17(i)
Environmental Laws                                                  4.17(i)
Environmental Liabilities                                           4.17(i)
Environmental Losses                                                8.05(a)
ERISA                                                               4.13(a)
ERISA Affiliate                                                     10.01(c)
Event of Bankruptcy                                                12.01(a)(iii)
Exchange Act                                                        6.10
Existing Agreements                                                 4.11
Defined Term                                                        Section
Existing Documents                                                  4.30(a)
Existing Indebtedness                                               4.30(a)
Financial Statements                                                4.07(a)
FWC                                                                 Recitals
GAAP                                                                4.13(a)
Hazardous Substances                                                4.17(i)
HSR Act                                                             6.04
HUD                                                                 4.12
HUD Closings                                                        3.01
HUD Closing Dates                                                   3.01
HUD Entities                                                        4.01(a)(iii)
HUD Units                                                           1.01(c)(i)
IFG                                                                 Recitals
Improvement Certificates                                            4.30(k)
Improvements                                                        4.30(a)
Intangibles                                                         4.22
Interest Savings                                                    10.01(g)
Interests                                                           Recitals
Intermediate Entities                                               4.01(a)(i)
Leases                                                              4.30(a)
Leasing Commissions                                                 4.30(a)
Legal Requirements                                                  4.30(a)
Lien                                                                4.01(c)
LLC                                                                 Recitals
Loan Documents                                                      4.30(a)
Losses                                                              10.01
Lower Tier Entities                                                 4.01(a)(ii)
Defined Term                                                        Section
Managed Lower Tier Entities                                         4.01(a)(ii)
Managed LPs                                                         4.01(a)(i)
Managed Property                                                    4.06
Management Agreements                                               4.15(b)
Material Agreements                                                 4.15(a)
Most Current Balance Sheet                                          4.07(a)
Organizational Documents                                            4.03(b)
Other LPs                                                           Recitals
Other Sellers                                                       Recitals
Other Units                                                         Recitals
Partnership                                                         4.01(a)(i)
Partnership Intermediate Entities                                   4.01(a)(i)
Partnership Lower Tier Entities                                     4.03(c)
Permitted Exceptions                                                4.30(a)
Permitted Refinancing Debt                                          7.02(d)
Person                                                              4.01(c)
Property or Properties                                              4.06
Real Property                                                       4.17(a)
Returns                                                             4.14
Scheduled Ownership Percentage                                      4.08
SEC                                                                 4.25
SEC Filings                                                         4.25
Securities Act                                                      6.10
Securities Claim                                                   10.03(a)(iii)
Sellers                                                             Recitals
Sellers' Knowledge                                                  4.30(a)
Service Contracts                                                   4.30(a)
Defined Term                                                        Section
Shares                                                              Recitals
Stockholders' Agreement                                             1.02(a)(ii)
Subject Lower Tier Entities                                         4.01(a)(ii)
Subject LPs                                                         Recitals
Subject Property                                                    4.06
Subsequent Closing                                                  3.01
Subsequent Closing Date                                             3.01
Takeover Proposal                                                   6.17
Tax                                                                 4.14
Tax Authority                                                       4.14
Tax Proceeding                                                      4.14
Title Policies                                                      4.30(b)
Title Reports                                                       4.30(b)
to the knowledge of Sellers                                         14.18
Units                                                               Recitals
WFA                                                                 Recitals
WFA Interest                                                        Recitals
Winthrop Amendment                                                  1.02(a)(iv)

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.




                                       BUYERS:

                                       INSIGNIA FINANCIAL GROUP, INC.


                                       By:
                                             Name:
                                             Title:


                                       IPT I LLC

                                       By:   ____________________, the Managing
                                             Member

                                       By:________________________________
                                             Name:
                                             Title:


                                                 SELLERS:

                                   WINTHROP FINANCIAL ASSOCIATES


                                   By: Linnaeus Associates Limited Partnership,
                                         its general partner

                                   By:  W.L. Realty, L.P.,
                                         its general partner

                                   By:  Londonderry Acquisition II Limited
                                         Partnership, its general partner

                                   By:  LDY-GP Partners II, L.P.,
                                   its general partner

                                   By:  Londonderry Acquisition
                                         Corporation II, Inc.,
                                               its general partner


                                   By: __________________________
                                         Name:    Michael L. Ashner
                                         Title:   Vice President


                                   FIRST WINTHROP CORPORATION


                                        By:___________________________________
                                        Name:
                                        Title:


                                  LON-Chestnut Hill Associates L.L.C.

                                  By:  AP GP WIN MASTER, L.P.,
                                        its managing member

                                  By:   AP GP Win Master, Inc.,
                                        its general partner

                                  By:______________________________
                                        Name:    Michael L. Ashner
                                        Title:   President


                                  LON-DFW Apartment Associates, L.L.C.

                                  By:   AP GP WIN MASTER, L.P.,
                                        its managing member

                                  By:   AP GP Win Master, Inc.
                                        its general partner


                                  By_______________________________
                                        Name:    Michael L. Ashner
                                        Title:   President


                                  LON-DFW Residential Associates L.L.C.

                                  By:   AP GP WIN MASTER, L.P.,
                                        its managing member

                                  By:   AP GP Win Master, Inc.,
                                        its general partner


                                 By:______________________________
                                        Name:    Michael L. Ashner
                                        Title:   President


                                     LON-Olde Mill Associates L.L.C.

                                     By:   AP GP WIN MASTER, L.P.,
                                           its managing member

                                     By:   AP GP Win Master, Inc.,
                                           its general partner


                                     By:______________________________
                                           Name:    Michael L. Ashner
                                           Title:   President


                                     LON-Venture III Associates L.L.C.

                                     By:   AP GP WIN MASTER, L.P.,
                                           its managing member

                                     By:   AP GP Win Master, Inc.,
                                           its general partner


                                     By:______________________________
                                           Name:    Michael L. Ashner
                                           Title:   President


                                     Riverside Acquisition L.P.

                                     By:   WFA Acquisition Corp.,
                                           its general partner


                                     By:______________________________
                                           Name:    Michael L. Ashner
                                           Title:   Chief Executive Officer



                                     Acquarius Acquisition L.P.

                                     By:  Londonderry Acquisition II Limited
                                           Partnership, its general partner

                                     By:  LDY-GP Partners II, L.P.,
                                     its general partner

                                     By:  Londonderry Acquisition
                                           Corporation II, Inc.,
                                           its general partner


                                     By: __________________________
                                     Name:    Michael L. Ashner
                                     Title:   Vice President


                                     LON-Texas Associates L.L.C.

                                     By:   AP GP WIN MASTER, L.P.,
                                           its managing member

                                     By:   AP GP Win Master, Inc.,
                                           its general partner


                                     By:______________________________
                                           Name:    Michael L. Ashner
                                           Title:   President


                                     LON-Westbury Associates L.L.C.

                                     By:   AP GP WIN MASTER, L.P.,
                                           its managing member

                                     By:   AP GP Win Master, Inc.,
                                           its general partner


                                     By:______________________________
                                           Name:    Michael L. Ashner
                                           Title:   President


                                     Londonderry Acquisition IV Limited
                                     Partnership

                                     By:   LDY-GP Partners IV, L.P.,
                                           its general partner

                                     By:   Londonderry Acquisition
                                           Corporation IV, Inc.,
                                           its general partner


                                     By:______________________________
                                           Name:    Michael L. Ashner
                                           Title:   Vice President


                                     LON-WAI Associates L.L.C.

                                     By:   AP GP WIN MASTER, L.P.,
                                           its managing member

                                     By:   AP GP Win Master, Inc.,
                                           its general partner


                                     By:______________________________
                                           Name:    Michael L. Ashner
                                           Title:   President


                                     LON-WGT Associates L.L.C.

                                     By:   AP GP WIN MASTER, L.P.,
                                           its managing member

                                     By:   AP GP Win Master, Inc.,
                                           its general partner


                                     By:______________________________
                                           Name:    Michael L. Ashner
                                           Title:   President



                                     Londonderry Acquisition III
                                     Limited Partnership

                                     By:   LDY-GP Partners III, L.P.,
                                           its general partner

                                     By:   Londonderry Acquisition
                                           Corporation III, Inc.,
                                           its general partner


                                     By:______________________________
                                           Name:    Michael L. Ashner
                                           Title:   Vice President


                                     Three Winthrop Properties, Inc.


                                     By:______________________________
                                           Name:    Michael L. Ashner
                                           Title:   Chief Executive Officer


                                     WFC Realty Co., Inc.


                                     By:______________________________
                                           Name:    Michael L. Ashner
                                           Title:   Chief Executive Officer


                                     Winthrop Financial Co., Inc.


                                     By:______________________________
                                           Name:    Michael L. Ashner
                                           Title:   Chief Executive Officer

                                     List of Exhibits



A.        Assignment of Units
B.        Assignment of Interests
   C.     Stockholders' Agreement
   D.     Second Amended and Restated Agreement of Limited Partnership of
              Winthrop
          Financial Associates, A Limited Partnership
E.        Amendment to the Certificate of Limited Partnership of Winthrop
              Financial
          Associates, A Limited Partnership
F.        Press Release
--------  ----------------------------------------------------------------------
G.        Release And Covenant Not to Sue by Other Sellers
------  ------------------------------------------------------------------------
H.        Non-Competition Agreement
--------  ----------------------------------------------------------------------
I.        Guaranty of Apollo Entities
========  =====================================================================

                                                  Annex A

                                                   Other Sellers


                               Name                    Form of Organization
LON-DFW Apartment Associates L.L.C.                    Limited Liability Company
LON-DFW Residential Associates L.L.C.                  Limited Liability Company
LON-Texas Associates L.L.C.                            Limited Liability Company
LON-Westbury Associates L.L.C.                         Limited Liability Company
LON-Venture III Associates L.L.C.                      Limited Liability Company
LON-Chestnut Hill Associates L.L.C.                    Limited Liability Company
LON-WAI Associates L.L.C.                              Limited Liability Company
LON-WGI Associates L.L.C.                              Limited Liability Company
LON-Olde Mill Associates L.L.C.                        Limited Liability Company
Aquarius Acquisition, L.P.                             Limited Partnership
Londonderry Acquisition IV Limited Partnership         Limited Partnership
Londonderry Acquisition III Limited Partnership        Limited Partnership
Riverside Acquisition, L.P.                            Limited Partnership
WFC Realty Co., Inc.                                   Corporation
Winthrop Financial Associates, A Limited               Limited Partnership
Partnership
One Winthrop Properties, Inc.                          Corporation
Barrington Parc Corporation                            Corporation
Crestmont Marietta Corporation                         Corporation
Real Estate Venture Fund II                            Limited Partnership

                                                 Schedule 10.01(c)

                                               Additional Documents

         -        Each Assignment of Units or Other Units Under this Agreement
         -        Each Assignment of Interests Under this Agreement
         -        The Winthrop Amendment
         -        The Amended Certificate
         -        The Stockholders' Agreement
         -        The Non-Competition Agreement
         -        The Guaranty
         -        The amendments to the Organizational Documents of FWC and the
                     Subsidiaries
         -        The Core Representation Letter, dated the Closing Date, from
                     WFA and FWC to Buyers
         -         Addendum to Article X of this Agreement, dated the Closing
                     Date, among
                  Sellers and Buyers